Exhibit 1.1

MEDICAL TRANSCRIPTION BILLING, CORP.

3,000,000 Shares of Common Stock, $0.001 par value

UNDERWRITING AGREEMENT

________, 2014

Chardan Capital Markets, LLC
Aegis Capital Corp.
Summer Street Research Partners
As Representatives of the Several Underwriters

c/o Chardan Capital Markets, LLC
17 State Street, Suite 1600
New York, NY 10004

c/o Aegis Capital Corp.
810 Seventh Avenue
18th Floor
New York, NY 10019

c/o Summer Street Research Partners
708 Third Avenue, #5
New York, NY 10017

Ladies and Gentlemen:

Medical Transcription Billing, Corp., a Delaware corporation (the “Company”), proposes, subject to the terms and conditions stated herein, to issue and sell to the several underwriters (the “Underwriters”) named on Schedule I hereto for whom you are acting as representatives (the “Representatives”), an aggregate of 3,000,000 shares (the “Underwritten Shares”) of the Company’s common stock, $.001 per share (the “Common Stock”). The respective amounts of the Underwritten Shares to be so purchased by the several Underwriters are set forth opposite their names on Schedule I hereto.

The Company has granted the Underwriters the option to purchase an aggregate of up to 450,000 additional shares of Common Stock (the “Additional Shares” and collectively with the Underwritten Shares, the “Shares”) as may be necessary to cover over-allotments made in connection with the offering.

The Representatives have agreed to reserve up to 30,000 of the Shares to be purchased by the Underwriters under this Agreement, for sale to the Company’s directors, officers, and certain employees and other parties related to the Company (collectively, “Participants”), as set forth in the Prospectus (as hereinafter defined) under the heading “Underwriting” (the “Directed Share Program”). The Shares to be sold by the Underwriters pursuant to the Directed Share Program are referred to hereinafter as “Reserved Shares.” Any Reserved Shares not orally confirmed for purchase by any Participant by ____ [a/p].m. Eastern time on the business day following the business day on which this Agreement is executed will be offered to the public by the Underwriter as set forth in the Prospectus.

The Company and the Underwriters hereby confirm their agreement as follows:

1.          Registration Statement and Prospectus. The Company has prepared and filed with the Securities and Exchange Commission (the “Commission”) a registration statement on Form S-1 (File No. 333-192989) under the Securities Act of 1933, as amended (the “Securities Act”) and the rules and regulations (the “Rules and Regulations”) of the Commission thereunder relating to the Shares. Such registration statement, as amended at the time it became effective, including the information, if any, deemed pursuant to Rule 430A, 430B or 430C under the Securities Act to be part of the registration statement at the time of its effectiveness (“Rule 430 Information”), is referred to herein as the “Registration Statement”; and as used herein, the term “Preliminary Prospectus” means each prospectus included in Part I of such registration statement (and any amendments thereto) before effectiveness, any prospectus filed with the Commission pursuant to Rule 424(a) under the Securities Act and the prospectus included in Part I of the Registration Statement at the time of its effectiveness that omits Rule 430 Information, and the term “Prospectus” means the prospectus in the form first used (or made available upon request of purchasers pursuant to Rule 173 under the Securities Act) in connection with confirmation of sales of the Shares. If the Company has filed or files an abbreviated registration statement pursuant to Rule 462(b) under the Securities Act (the “Rule 462 Registration Statement”), then any reference herein to the term Registration Statement shall include such Rule 462 Registration Statement. Any “issuer free writing prospectus” as defined in Rule 433 promulgated under the Securities Act relating to the Shares is called an “Issuer Free Writing Prospectus”. “Section 5(d) Communication” means any oral or written communication with potential investors undertaken in reliance on Section 5(d) of the Securities Act and “Section 5(d) Writing” means any Section 5(d) Communication that is a written communication within the meaning of Rule 405 promulgated under the Securities Act.

At or prior to the Applicable Time (as defined below), the Company had prepared the following information (collectively, the “Pricing Disclosure Package”): a Preliminary Prospectus dated [          ], 2014 [and each “free-writing prospectus” (as defined pursuant to Rule 405 under the Securities Act) listed on Schedule I hereto.]

“Applicable Time” means [          ] [A/P].M., Eastern time, on [          ], 2014.

A registration statement on Form 8-A (File No. 000-_____) in respect of the registration of the Common Stock under the Exchange Act was filed with the Commission on __________, 2014, such registration statement in the form thereof delivered to the Representatives was declared effective by the Commission in such form; no other document with respect to such registration statement has theretofore been filed with the Commission (the “Form 8-A Registration Statement”).

For purposes of this Agreement, all references to the Registration Statement, the Rule 462 Registration Statement, the Prospectus, the Form 8-A Registration Statement or any amendment or supplement to any of the foregoing shall be deemed to include the copy filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval system or any successor system (“EDGAR”).

2.           Representations and Warranties of the Company Regarding the Offering.

(a)          The Company represents and warrants to, and agrees with, each of the Underwriters, as of the date hereof and as of the Closing Date (as defined in Section 4(c) below), except as otherwise indicated, as follows:

(i)          No order preventing or suspending the use of any Preliminary Prospectus or Issuer Free Writing Prospectus (as hereinafter defined) has been issued by the Commission, and each Preliminary Prospectus included in the Pricing Disclosure Package, at the time of filing thereof, complied in all material respects with the Securities Act, and no Preliminary Prospectus, at the time of filing thereof, contained any untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the Company makes no representation and warranty with respect to any statements or omissions made in reliance upon and in conformity with information relating to (i) any Underwriter furnished to the Company in writing by such Underwriter expressly for use in any Preliminary Prospectus, it being understood and agreed that the only such information furnished by any Underwriter consists of the information described as such in Section 7(f) hereof.

(ii)         The Pricing Disclosure Package as of the Applicable Time did not, and as of the Closing Date and as of the Option Closing Date (as hereafter defined), as the case may be, will not, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the Company makes no representation and warranty with respect to any statements or omissions made in reliance upon and in conformity with information relating to any Underwriter furnished to the Company in writing by such Underwriter expressly for use in such Pricing Disclosure Package, it being understood and agreed that the only such information furnished by any Underwriter consists of the information described as such in Section 7(f) hereof.

(iii)        Each Issuer Free Writing Prospectus and each Section 5(d) Writing listed on Schedule I(b) hereto does not conflict with the information contained in the Registration Statement, the Pricing Disclosure Package or the Prospectus and each such Issuer Free Writing Prospectus and Section 5(d) Writing, as supplemented by and taken together with the Pricing Disclosure Package, as of the Applicable Time, did not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the Company makes no representation and warranty with respect to any statements or omissions made in reliance upon and in conformity with information relating to any Underwriter furnished to the Company in writing by such Underwriter expressly for use in such Issuer Free Writing Prospectus or Section 5(d) Writing listed on Schedule I(b), it being understood and agreed that the only such information furnished by any Underwriter consists of the information described as such in Section 7(f) hereof.

(iv)        The Company has not (A) engaged in or authorized any other person to engage in any Section 5(d) Communications, other than Section 5(d) Communications with the prior consent of the Representatives with entities that are “qualified institutional buyers” as defined in Rule 144A promulgated under the Securities Act or institutions that are “accredited investors” as defined in Rule 501(a) promulgated under the Securities Act; and (B) distributed, or authorized any other person to distribute, any Section 5(d) Writings, other than those distributed with the prior consent of the Representatives that are listed on Schedule I(b) hereto and the Company reconfirms that each of the Representatives has been authorized to act on its behalf in engaging in Section 5(d) Communications in connection with the offering. At the time that the Company made any “test-the-waters” communication pursuant to Section 5(d) of the Securities Act, the Company was an “emerging growth company,” as defined in Section 2(a)(19) of the Securities Act.

(v)         At the time of submission to the Commission of any draft registration statement, as meant in Section 6(e) of the Securities Act (each, a “Draft Registration Statement”), and of the initial filing of the Registration Statement by means of EDGAR, the Company was an “emerging growth company” as defined in Section 2(a)(19) of the Securities Act. A copy of each Draft Registration Statement was filed as an exhibit to the initial filing of the Registration Statement at least 21 days before the Company conducted any “road show,” as defined in Section 433(h)(4) of the Rules and Regulations. The Registration Statement has been declared effective by the Commission. No order suspending the effectiveness of the Registration Statement has been issued by the Commission, and no proceeding for that purpose or pursuant to Section 8A of the Securities Act against the Company or related to the offering of the Shares has been initiated or, to the Company’s knowledge, threatened by the Commission; as of the applicable effective date of the Registration Statement and any post-effective amendment thereto, the Registration Statement and any such post-effective amendment complied and will comply in all material respects with the Securities Act, and did not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading; and as of the date of the Prospectus and any amendment or supplement thereto and as of the Closing Date and as of the Option Closing Date, as the case may be, the Prospectus will not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the Company makes no representation and warranty with respect to any statements or omissions made in reliance upon and in conformity with information relating to any Underwriter furnished to the Company in writing by such Underwriter expressly for use in the Registration Statement and the Prospectus and any amendment or supplement thereto, it being understood and agreed that the only such information furnished by any Underwriter consists of the information described as such in Section 7(f) hereof.

(vi)        The financial statements of the Company, all subsidiaries of Omni Medical Billing Services, LLC (the “Omni Subsdiaries”), Practicare Medical Management, Inc. (“Practicare”) and all subsidiaries of CastleRock Solutions, Inc. (the “CastleRock Subsidiaries” and, together with the Omni Subsidiaries and Practicare, the “Target Sellers”), together with the related notes, included the Registration Statement, the Pricing Disclosure Package and the Prospectus comply in all material respects with the applicable requirements of the Securities Act and the Exchange Act and fairly present the financial condition of the relevant entity or entities as of the dates indicated and the results of operations and changes in cash flows for the periods therein specified in conformity with generally accepted accounting principles consistently applied throughout the periods involved; and the supporting schedules included in the Registration Statement present fairly the information required to be stated therein. The pro forma financial statements and the related notes thereto included in the Registration Statement, the Pricing Disclosure Package and the Prospectus present fairly in all material respects the information shown therein, have been prepared in accordance with the Commission’s rules and guidelines with respect to pro forma financial statements and have been properly compiled on the bases described therein, and the assumptions used in the preparation thereof are reasonable and the adjustments used therein are appropriate to give effect to the transactions and circumstances referred to therein. No other financial statements, pro forma financial information or schedules are required under the Securities Act to be included in the Registration Statement, the Pricing Disclosure Package or the Prospectus. To the Company’s knowledge, Deloitte & Touche LLP and Rosenberg Rich Baker Berman and Company, each of which has expressed its opinion with respect to certain of the financial statements and schedules filed as a part of the Registration Statement and included in the Registration Statement, the Pricing Disclosure Package and the Prospectus, is an independent public accounting firm with respect to the relevant entity or entities issuing such financial statements and schedules for which such opinions were provided, within the meaning of the Securities Act and the Rules and Regulations. All disclosures contained in the Registration Statement, the Pricing Disclosure Package or the Prospectus regarding “non-GAAP financial measures” (as such term is defined by the rules and regulations of the Commission) comply with Regulation G of the Shares Exchange Act of 1934, as amended (the “Exchange Act”), and Item 10 of Regulation S-K of the Securities Act, to the extent applicable.

(vii)       The Company had a reasonable basis for, and made in good faith, each “forward-looking statement” (within the meaning of Section 27A of the Securities Act or Section 21E of the Exchange Act) contained in the Registration Statement, the Pricing Disclosure Package, the Prospectus.

(viii)      All statistical or market-related data included in the Registration Statement, the Pricing Disclosure Package or the Prospectus, are based on or derived from sources that the Company reasonably believes to be reliable and accurate, and the Company has obtained the written consent to the use of such data from such sources, to the extent required.

(ix)         The Common Stock is registered pursuant to Section 12(b) of the Exchange Act pursuant to the Form 8-A Registration Statement and is approved for listing subject to notice of issuance on the NASDAQ Global Market.

(x)          The Company has not taken, directly or indirectly, any action that is designed to or that has constituted or that would reasonably be expected to cause or result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares.

(xi)         The Company is not and, after giving effect to the offering and sale of the Shares and the application of the net proceeds thereof, will not be an “investment company,” as such term is defined in the Investment Company Act of 1940, as amended.

(xii)        The Company has the corporate power and authority to issue the Shares and when the Shares are delivered to and paid for by the Underwriters in accordance with the terms of this Agreement, will be validly issued, fully paid and nonassessable.

(b)          Any certificate signed by any officer of the Company and delivered to the Underwriters or to the Underwriters’ counsel shall be deemed a representation and warranty by the Company to the Underwriters as to the matters covered thereby.

3.           Representations and Warranties Regarding the Company.

(a)          The Company represents and warrants to and agrees with the Underwriters, except as set forth in the Registration Statement, the Pricing Disclosure Package and the Prospectus, as follows:

(i)          Each of the Company and its Subsidiary (as hereinafter defined) has been duly organized and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation. Each of the Company and its Subsidiary has the corporate power and authority to own its properties and conduct its business as currently being carried on and as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus, and is duly qualified to do business as a foreign corporation in good standing in each jurisdiction in which it owns or leases real property or in which the conduct of its business makes such qualification necessary and in which the failure to so qualify would have or is reasonably likely to result in a material adverse effect upon the business, prospects, properties, operations, condition (financial or otherwise) or results of operations of the Company and its Subsidiary, taken as a whole, or in its ability to perform its obligations under this Agreement (“Material Adverse Effect”).

(ii)         The Company has the power and authority to enter into this Agreement, to perform its obligations hereunder and to authorize, issue and sell the Shares as contemplated by this Agreement. This Agreement has been duly authorized, executed and delivered by the Company, and constitutes a valid, legal and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as rights to indemnity hereunder may be limited by federal or state securities laws and except as such enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting the rights of creditors generally and subject to general principles of equity.

(iii)        The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby will not (A) result in a breach or violation of any of the terms and provisions of, or constitute a default under, any existing applicable law, rule or regulation to which the Company or its Subsidiary is subject, or by which any property or asset of the Company or its Subsidiary is bound or affected, (B) conflict with, result in any violation or breach of, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any right of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, lease, credit facility, debt, note, bond, mortgage, indenture or other instrument (the “Contracts”) or obligation or other understanding to which the Company or its Subsidiary or any Target Seller is a party of by which any property or asset of the Company or its Subsidiary or any Target Seller is bound or affected, except to the extent that such conflict, default, termination, amendment, acceleration or cancellation right is not reasonably likely to result in a Material Adverse Effect, or (C) result in a breach or violation of any of the terms and provisions of, or constitute a default under, the Company’s certificate of incorporation or bylaws or the equivalent organizational or governing documents of its Subsidiary.

(iv)        Neither the Company nor its Subsidiary norany Target Seller is (A) in violation, breach or default under its certificate of incorporation, by-laws or other equivalent organizational or governing documents or (B) in default in the performance or observance of any obligation, agreement, covenant or condition contained in any of Contract, except with respect to subsection (B), as disclosed in the Registration Statement, the Pricing Disclosure Package and the Prospectus or where such defaults would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

(v)         The Company’s sole subsidiary is Medical Transcription Billing Company (Private) Limited, a company incorporated under the laws of the State of Pakistan (the “Subsidiary”). Except for the ownership of 0.01% of the Subsidiary by Mahmud Haq, the Company is the owner of the outstanding equity of its Subsidiary. No other person or entity has any right to acquire any securities of the Subsidiary. Except as disclosed in the Registration Statement, the Pricing Disclosure Package and the Prospectus, the Company does not own, directly or indirectly, any capital stock or other ownership interest in any partnership, corporation, business trust, limited liability company, limited liability partnership, joint stock company, trust, unincorporated association, joint venture or other entity.

(vi)        All consents, approvals, orders, authorizations and filings required on the part of the Company and its Subsidiary in connection with the execution, delivery and performance of this Agreement have been obtained or made, other than such consents, approvals, orders and authorizations the failure of which to make or obtain is not reasonably likely to result in a Material Adverse Effect.

(vii)       All of the issued and outstanding shares of capital stock of the Company are duly authorized and validly issued, fully paid and nonassessable, and have been issued in compliance with all applicable securities laws, and conform to the description thereof in the Registration Statement, the Pricing Disclosure Package and the Prospectus. Except for the shares of Common Stock to be issued to Target Sellers and other than in respect of the Shares, since the respective dates as of which information is provided in the Registration Statement, the Pricing Disclosure Package or the Prospectus, the Company has not entered into or granted any convertible or exchangeable securities, options, warrants, agreements, contracts or other rights in existence to purchase or acquire from the Company any shares of the capital stock of the Company. The Shares have been duly authorized and reserved for issuance, and when issued and delivered against payment therefore as provided in this Agreement, will be validly issued and the issuance of the Shares is not subject to any preemptive rights, rights of first refusal or other similar rights. No holder of any share of Common Stock is or will be subject to personal liability by reason of being such a holder. The shares of Common Stock conform to the description of the capital stock contained in the Registration Statement, the Pricing Disclosure Package and the Prospectus.

(viii)      Except as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus, (A) there are no outstanding rights (contractual or otherwise), warrants or options to acquire, or instruments convertible into or exchangeable for, or agreements or understandings with respect to the sale or issuance of, any shares of capital stock of or other equity interest in the Company and (B) there are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Securities Act or otherwise register any securities of the Company owned or to be owned by such person.

(ix)         The Company has an authorized capitalization as set forth in the Registration Statement, the Pricing Disclosure Package and the Prospectus under the heading “Capitalization.”

(x)          There is no stockholders’ agreement, voting agreement, investor rights agreement or similar agreement with respect to the Company currently in effect.

(xi)          Each of the Company and its Subsidiary andeach Target Seller has filed all returns (as hereinafter defined) required to be filed with taxing authorities prior to the date hereof or has duly obtained extensions of time for the filing thereof. Each of the Company and its Subsidiary andeach Target Seller has paid all taxes (as hereinafter defined) shown as due on such returns that were filed and has paid all taxes imposed on or assessed against the Company, its Subsidiary or any Target Seller other than as described or reflected in the Registration Statement. The provisions for taxes payable, if any, shown on the financial statements filed with or as part of the Registration Statement are sufficient for all accrued and unpaid taxes, whether or not disputed, and for all periods to and including the dates of such consolidated financial statements. Except as disclosed in writing to the Underwriters, (i) no issues have been raised (and are currently pending) by any taxing authority in connection with any of the returns or taxes asserted as due from the Company or its Subsidiary orany Target Seller, and (ii) no waivers of statutes of limitation with respect to the returns or collection of taxes have been given by or requested from the Company or its Subsidiary orany Target Seller. The term “taxes” mean all federal, state, local, foreign, and other net income, gross income, gross receipts, sales, use, ad valorem, transfer, franchise, profits, license, lease, service, service use, withholding, payroll, employment, excise, severance, stamp, occupation, premium, property, windfall profits, customs, duties or other taxes, fees, assessments, or charges of any kind whatever, together with any interest and any penalties, additions to tax, or additional amounts with respect thereto. The term “returns” means all returns, declarations, reports, statements, and other documents required to be filed in respect to taxes.

(xii)        Since the respective dates as of which information is given in the Registration Statement, the Pricing Disclosure Package or the Prospectus, (a) neither the Company nor it Subsidiary norany Target Seller has incurred any material liabilities or obligations, direct or contingent, or entered into any material transactions other than in the ordinary course of business, (b) the Company has not declared or paid any dividends or made any distribution of any kind with respect to its capital stock; (c) there has not been any change in the capital stock of the Company or its Subsidiary (other than a change in the number of outstanding shares of Common Stock due to the stock split described in the Registration Statement or due to the issuance of shares upon the exercise of outstanding options or warrants), (d) there has not been any material change in the Company’s long-term or short-term debt, and (e) there has not been the occurrence of any Material Adverse Effect.

(xiii)       There is not pending or, to the knowledge of the Company, threatened, any action, suit or proceeding to which the Company or its Subsidiary is a party or of which any property or assets of the Company or its Subsidiary orany Target Seller is the subject before or by any court or governmental agency, authority or body, or any arbitrator or mediator, which, if resolved adversely to the Company, the Subsidiary or such Target Seller, as applicable, is reasonably likely to result in a Material Adverse Effect.

(xiv)      Each of the Company and its Subsidiary and, each Target Seller holds, and is in compliance with, all franchises, grants, authorizations, licenses, permits, easements, consents, certificates and orders (“Permits”) of any governmental or self-regulatory agency, authority or body required for the conduct of its business, and all such Permits are in full force and effect, in each case except where the failure to hold, or comply with, any of them is not reasonably likely to result in a Material Adverse Effect.

(xv)       The Company and its Subsidiary and, each Target Seller have good and marketable title to all property (whether real or personal) described in the Registration Statement, the Pricing Disclosure Package and the Prospectus as being owned by them that are material to the business of the Company and its Subsidiary or such Target Seller, as the case may be, in each case free and clear of all liens, claims, security interests, other encumbrances or defects, except those that are not reasonably likely to result in a Material Adverse Effect. The property held under lease by the Company and/or its Subsidiary and/orany Target Seller is held by them under valid, subsisting and enforceable leases with only such exceptions with respect to any particular lease as do not interfere in any material respect with the conduct of the business of the Company and its Subsidiary.

(xvi)      The Company and, each Target Seller owns, or has valid, binding enforceable and sufficient licenses or other rights to the patents and patent applications, copyrights, trademarks, service marks, trade names, technology, know-how (including trade secrets and other unpatented and/or unpatentable proprietary rights) and other intellectual property necessary or used in any material respect to conduct its business in the manner in which it is being conducted and in the manner in which it is contemplated as set forth in the Registration Statement, the Pricing Disclosure Package and the Prospectus or otherwise necessary or used in any material respect in connection with the commercialization of the existing products of the Company and each Target Seller and the products described in the Registration Statement, the Pricing Disclosure Package and the Prospectus as being under development, in each case in the manner and for the uses described therein (collectively, the “Company Intellectual Property”); to the knowledge of the Company, after due inquiry, the Company Intellectual Property is valid and enforceable, none of the patents owned or licensed by the Company or any Target Seller, as the case may be, are unenforceable or invalid, and none of the patent applications owned or licensed by the Company or any Target Seller, as the case may be, would be unenforceable or invalid if issued as patents; the Company and any Target Seller, as the case may be, and to the Company’s knowledge their respective patent counsel, have complied with the duty of candor and good faith in dealing with the U.S. Patent and Trademark Office and any similar duties in dealing with similar foreign intellectual property office (collectively, the “Patent Offices”); to the knowledge of the Company, neither the Company nor any Target Seller has not infringed (or would infringe) or otherwise violated (or would violate) any intellectual property rights of any third person by conducting its business in the manner in which it is contemplated as set forth in the Registration Statement, the Pricing Disclosure Package and the Prospectus; neither the Company nor any Target Seller has breached any contract in connection with which any Company Intellectual Property is provided to the Company or any Target Seller, as the case may be; neither the Company nor any Target Seller is obligated to pay a royalty, grant a license, or provide other consideration to any third party in connection with the Company Intellectual Property other than as disclosed in the Registration Statement, the Pricing Disclosure Package and the Prospectus; no person has asserted or, to the knowledge of the Company, threatened to assert any claim against, or notified, the Company that (A) the Company or any Target Seller, as the case may be, has infringed or otherwise violated any intellectual property rights of any third person, (B) the Company or any Target Seller, as the case may be, is in breach or default of any contract under which any Company Intellectual Property is provided, (C) such person will terminate a contract described in clause (B) or adversely alter the scope of the rights provided thereunder or (D) otherwise adversely affects the ownership, enforceability, validity, scope, registerability, interference, use or the right to use, any Company Intellectual Property (other than a patent office review of pending applications in the ordinary course); to the knowledge of the Company no third party is infringing or otherwise violating any of the Company Intellectual Property.

(xvii) The statements set forth in the Registration Statement, the Pricing Disclosure Package and the Prospectus under the captions “Risk Factors,” “Dividend Policy,” “Description of Our Capital Stock,” and “Underwriting” insofar as they purport to constitute a summary of the terms of the Common Stock, the Company’s other outstanding debt and equity securities, the Company’s outstanding warrants and options and certain provisions of the Company’s certificate of incorporation and by-laws or applicable law are accurate and complete in all material respects. The statements set forth in the Registration Statement, the Pricing Disclosure Package and the Prospectus under the caption “Business — Government Regulation” insofar as they purport to describe the provisions of the laws, rules, regulations and documents referred to therein, are accurate and complete in all material respects.

(xvii)     Each of the Company and its Subsidiary andthe Target Sellers has complied with, is not in violation of, and has not received any notice of violation relating to any law, rule or regulation relating to the conduct of its business, or the ownership or operation of its property and assets, including, without limitation, (A) the Currency and Foreign Transactions Reporting Act of 1970, as amended, or any money laundering laws, rules or regulations, (B) any laws, rules or regulations related to health, safety or the environment, including those relating to the regulation of hazardous substances, (C) the Sarbanes-Oxley Act and the rules and regulations of the Commission thereunder, and (D) the Employment Retirement Income Security Act of 1974 and the rules and regulations thereunder, in each case except where the failure to be in compliance is not reasonably likely to result in a Material Adverse Effect.

(xviii)    Neither the Company, the Subsidiary, any Target Seller, nor, to the knowledge of the Company, any director, officer, agent, employee or other person associated with or acting on behalf of the Company or the Subsidiary or any Target Seller has (A) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expenses relating to political activity; (B) made any direct or indirect unlawful payment to any foreign or domestic government official or employee; (C) violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977; (D) made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment; or (E) made any payment of funds to the Company or the Subsidiary or any Target Seller or received or retained funds in violation of any law, rule or regulation, that is not described in the Registration Statement, the Pricing Disclosure Package or the Prospectus

(xix)       Neither the Company nor its Subsidiary nor any Target Seller nor, to the knowledge of the Company, any director, officer, employee, representative, agent or affiliate of the Company or its Subsidiary or any Target Seller is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”); and the Company will not directly or indirectly use the proceeds of the offering of the Shares contemplated hereby, or lend, contribute or otherwise make available such proceeds to any person or entity, for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC.

(xx)        Each of the Company and its Subsidiary carries, or is covered by, insurance in such amounts and covering such risks as is adequate for the conduct of its business and the value of its properties and as is customary for companies engaged in similar businesses in similar industries.

(xxi)       No labor dispute with the employees of the Company or its Subsidiary orany Target Seller exists or, to the knowledge of the Company, is imminent that is reasonably likely to result in a Material Adverse Effect.

(xxii)      No supplier, customer, distributor or sales agent of the Company or its Subsidiary or any Target Seller has notified the Company or its Subsidiary or such Target Seller that it intends to discontinue or decrease the rate of business done with the Company or its Subsidiary or such Target Seller, except where such decrease is not reasonably likely to result in a Material Adverse Effect.

(xxiii)     The Company and each Target Seller maintains a system of internal accounting controls sufficient to provide reasonable assurances that: (i) transactions are executed in accordance with management’s general or specific authorization; (ii) transactions are recorded as necessary in order to permit preparation of financial statements in accordance with GAAP and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

(xxiv)    The Company has established and maintains disclosure controls and procedures (as such term is defined in Rule 13a-15(e) and 15d-15(e) under the Exchange Act. Such disclosure controls and procedures are designed to ensure that material information relating to the Company is made known to the Company’s chief executive officer and its chief financial officer by others within those entities to allow timely decisions regarding disclosures.

(xxv)     There are no claims, payments, issuances, arrangements or understandings for services in the nature of a finder’s, consulting or origination fee with respect to the introduction of the Company to the Representatives or the sale of the Shares hereunder or any other arrangements, agreements, understandings, payments or issuances with respect to the Company that may affect the Underwriters’ compensation, as determined by FINRA.

(xxvi)    Except as disclosed to the Representatives in writing or otherwise disclosed in the Registration Statement, the Company has not made any direct or indirect payments (in cash, securities or otherwise) to (i) any person, as a finder’s fee, investing fee or otherwise, in consideration of such person raising capital for the Company or introducing to the Company persons who provided capital to the Company, (ii) any FINRA member, or (iii) any person or entity that has any direct or indirect affiliation or association with any FINRA member within the 12-month period prior to the date on which the Registration Statement was filed with the Commission (“Filing Date”) or thereafter.

(xxvii)   None of the net proceeds of the offering will be paid by the Company to any participating FINRA member or any affiliate or associate of any participating FINRA member, except as specifically authorized herein.

(xxviii)    To the Company’s knowledge, no (i) officer or director of the Company or its Subsidiary, (ii) owner of 5% or more of the Company’s unregistered securities or that of its Subsidiary or (iii) owner of any amount of the Company’s unregistered securities acquired within the 180-day period prior to the Filing Date, has any direct or indirect affiliation or association with any FINRA member. The Company will advise the Representatives and their counsel if it becomes aware that any officer, director or stockholder of the Company or its Subsidiary is or becomes an affiliate or associated person of a FINRA member participating in the offering.

(xxix)      Other than the Underwriters, no person has the right to act as an underwriter or as a financial advisor to the Company in connection with the transactions contemplated hereby.

(xxx)        At the time of filing the Registration Statement and any post-effective amendment thereto, at the earliest time thereafter that the Company or any offering participant made a bona fide offer (within the meaning of Rule 164(h)(2) under the Securities Act) of the Shares and at the date hereof, the Company was not and is not an “ineligible issuer,” as defined in Rule 405 under the Securities Act or an “excluded issuer” as defined in Rule 164 under the Securities Act. The Company has paid the registration fee for this offering pursuant to Rule 456(b)(1) under the Securities Act or will pay such fee within the time period required by such rule (without giving effect to the proviso therein) and in any event prior to the Closing Date.

(xxxi)       The Company has not sold, issued or distributed any shares of Common Stock during the six-month period preceding the date hereof, including any sales pursuant to Rule 144A under, or Regulation D or S of, the Securities Act, other than shares of Common Stock issued pursuant to employee benefit plans, qualified stock option plans, restricted stock unit awards or other employee compensation plans or pursuant to outstanding options, rights or warrants.

4.           Purchase, Sale and Delivery of Shares.

(a)          On the basis of the representations, warranties and agreements herein contained, but subject to the terms and conditions herein set forth, the Company agrees to issue and sell to the Underwriters and each Underwriter agrees, severally and not jointly, to purchase, at a price of $          per share (the “Per Share Price”), the number of Underwritten Shares set forth opposite the name of each Underwriter on Schedule I hereto, subject to adjustments in accordance with Section 9 hereof.

(b)          The Company hereby grants to the Underwriters the option to purchase some or all of the Additional Shares and, upon the basis of the warranties and representations and subject to the terms and conditions herein set forth, the Underwriters shall have the right to purchase all or any portion of the Additional Shares at the Per Share Price as may be necessary to cover over-allotments made in connection with the transactions contemplated hereby. This option may be exercised by you, as Representatives of the Underwriters, at any time (but not more than once) on or before the thirtieth day following the date hereof, by written notice to the Company (the “Option Notice”). The Option Notice shall set forth the aggregate number of Additional Shares as to which the option is being exercised, and the date and time when the Additional Shares are to be delivered (such date and time being herein referred to as the “Option Closing Date”); provided, however, that the Option Closing Date shall not be earlier than the Closing Date (as defined below) nor earlier than the first business day after the date on which the option shall have been exercised nor later than the fifth business day after the date on which the option shall have been exercised unless the Company and the Representatives otherwise agree. The number of Additional Shares to be purchased by each Underwriter shall be in the same proportion to the total number of Additional Shares being purchased as the number of Underwritten Shares being purchased by such Underwriter bears to the total number of Underwritten Shares, adjusted by you in such manner as to avoid fractional shares.

Payment of the purchase price for and delivery of any Additional Shares shall be made on the Option Closing Date in the same manner and at the same office as the payment for the Underwritten Shares as set forth in subparagraph (c) below, including with regard to the conditions set forth in Section 6 below. For the purpose of expediting the checking of the certificates for the Additional Shares by the Representatives, the Company agrees to make forms of such certificates available to the Representatives for such purpose at least one full business day preceding the Option Closing Date.

(c)          The Underwritten Shares will be delivered by the Company to the Representatives against payment of the purchase price therefor by wire transfer of same day funds payable to the order of the Company at the offices of Chardan Capital Markets, LLC, 17 State Street, Suite 1600, New York, NY 10004, or such other location as may be mutually acceptable, at 9:00 a.m. EST, on the third (or if the Underwritten Shares are priced, as contemplated by Rule 15c6-1(c) under the Exchange Act, after 4:30 p.m. Eastern time, the fourth) full business day following the date hereof, or at such other time and date as the Representatives and the Company determine pursuant to Rule 15c6-1(a) under the Exchange Act, or, in the case of the Additional Shares, at such date and time set forth in the Option Notice. The time and date of delivery of the Underwritten Shares is referred to herein as the “Closing Date.” .. Certificates representing the Shares, in definitive form and in such denominations and registered in such names as the Representatives may request upon at least two business days’ prior notice to the Company, will be made available for checking and packaging not later than 12:00 p.m. EST on the business day next preceding the Closing Date or the Option Closing Date at the above addresses, or such other location as may be mutually acceptable, provided that, if the Representatives so elect, delivery of the Underwritten Shares and the Additional Shares may be made by credit through full fast transfer to the account at The Depository Trust Company designated by the Representatives.

5.           Covenants.

(a)          The Company covenants and agrees with the Representatives as follows:

(i)          During the period beginning on the date hereof and ending on the later of the Closing Date or such date as determined by the Representatives, the Prospectus is no longer required by law to be delivered in connection with sales by an underwriter or dealer (the “Prospectus Delivery Period”), prior to amending or supplementing the Registration Statement, including any Rule 462 Registration Statement, the Pricing Disclosure Package or the Prospectus, the Company shall furnish to the Representatives for review and comment a copy of each such proposed amendment or supplement, and the Company shall not file any such proposed amendment or supplement to which the Representatives reasonably object.

(ii)         From the date of this Agreement until the end of the Prospectus Delivery Period, the Company shall promptly advise the Representatives in writing (A) of the receipt of any comments of, or requests for additional or supplemental information from, the Commission, (B) of the time and date of any filing of any post-effective amendment to the Registration Statement or any amendment or supplement to the Pricing Disclosure Package, the Prospectus or any Issuer Free Writing Prospectus, (C) of the time and date that any post-effective amendment to the Registration Statement becomes effective and (D) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of any order preventing or suspending its use or the use of the Pricing Disclosure Package or any Issuer Free Writing Prospectus, or of any proceedings to remove, suspend or terminate from listing or quotation the Common Stock from any securities exchange upon which it is listed for trading or included or designated for quotation, or of the threatening or initiation of any proceedings for any of such purposes. If the Commission shall enter any such stop order at any time during the Prospectus Delivery Period, the Company will use its reasonable efforts to obtain the lifting of such order at the earliest possible moment. Additionally, the Company agrees that it shall comply with the provisions of Rules 424(b), 430A and 430B, as applicable, under the Securities Act and will use its reasonable efforts to confirm that any filings made by the Company under Rule 424(b) or Rule 433 were received in a timely manner by the Commission (without reliance on Rule 424(b)(8) or 164(b) of the Securities Act).

(iii)        During the Prospectus Delivery Period, the Company will comply with all requirements imposed upon it by the Securities Act, as now and hereafter amended, and by the Rules and Regulations, as from time to time in force, and by the Exchange Act, as now and hereafter amended, so far as necessary to permit the continuance of sales of or dealings in the Shares as contemplated by the provisions hereof, the Pricing Disclosure Package, the Registration Statement and the Prospectus. If during such period any event occurs the result of which the Prospectus (or if the Prospectus is not yet available to prospective purchasers, the Pricing Disclosure Package) would include an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances then existing, not misleading, or if during such period it is necessary or appropriate in the opinion of the Company or its counsel or the Representatives or their counsel to amend the Registration Statement or supplement the Prospectus (or if the Prospectus is not yet available to prospective purchasers, the Pricing Disclosure Package ) to comply with the Securities Act, the Company will promptly notify the Representatives, allow the Representatives the opportunity to provide reasonable comments on such amendment, Prospectus supplement or document, and will amend the Registration Statement or supplement the Prospectus (or if the Prospectus is not yet available to prospective purchasers, the Pricing Disclosure Package) so as to correct such statement or omission or effect such compliance.

(iv)        If at any time following the issuance of an Issuer Free Writing Prospectus or Section 5(d) Writing there occurred or occurs an event or development the result of which such Issuer Free Writing Prospectus or Section 5(d) Writing conflicted or would conflict with the information contained in the Registration Statement or any Prospectus or included or would include an untrue statement of a material fact or omitted or would omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances prevailing at that subsequent time, not misleading, the Company promptly will notify the Representatives and will promptly amend or supplement, at its own expense, such Issuer Free Writing Prospectus or Section 5(d) Writing to eliminate or correct such conflict, untrue statement or omission.

(v)         The Company shall take or cause to be taken all necessary action to qualify the Shares for sale under the securities laws of such jurisdictions as the Representatives reasonably designate and to continue such qualifications in effect so long as required for the distribution of the Shares, except that the Company shall not be required in connection therewith to qualify as a foreign corporation or as a dealer in securities in any jurisdiction in which it is not so qualified, to execute a general consent to service of process in any state or to subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise subject.

(vi)        The Company will furnish to the Representatives and counsel for the Representatives copies of the Registration Statement, each Prospectus, any Issuer Free Writing Prospectus or Draft Registration Statement, and all amendments and supplements to such documents, in each case as soon as available and in such quantities as the Representatives may from time to time reasonably request.

(vii)       The Company will make generally available to its security holders as soon as practicable, but in any event not later than 15 months after the end of the Company’s current fiscal quarter, an earnings statement (which need not be audited) covering a 12-month period that shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 of the Rules and Regulations.

(viii)      The Company, whether or not the transactions contemplated hereunder are consummated or this Agreement is terminated, will pay or cause to be paid (A) all expenses (including transfer taxes allocated to the respective transferees) incurred in connection with the delivery to the Representatives of the Shares, (B) all expenses and fees (including, without limitation, fees and expenses of the Company’s counsel) in connection with the preparation, printing, filing, delivery, and shipping of the Registration Statement (including the financial statements therein and all amendments, schedules, and exhibits thereto), the Shares, the Pricing Disclosure Package, the Prospectus, any Issuer Free Writing Prospectus and any amendment thereof or supplement thereto, (C) all reasonable filing fees and reasonable fees and disbursements of the Company’s counsel incurred in connection with the qualification of the Shares for offering and sale by the Underwriters or by dealers under the securities or blue sky laws of the states and other jurisdictions that the Representatives shall designate or in connection with the Reserved Shares,, (D) the fees and expenses of any transfer agent or registrar, and (E) the reasonable filing fees and reasonable fees and disbursements of Underwriters’ counsel incident to any required review and approval by FINRA of the terms of the sale of the Shares (F) listing fees, if any, and (G) all other costs and expenses incident to the performance of its obligations hereunder that are not otherwise specifically provided for herein. In addition to the foregoing, (i) in the event that the transactions contemplated by this Agreement are consummated, the Company will reimburse the Representatives up to 1% of the product of the number of Shares sold pursuant to Section 4 times the Per Share Price as a non-accountable expense allowance and (ii) in the event that the transactions contemplated by this Agreement are not consummated, the Company will reimburse the Representatives up to $10,000 for the out of pocket expenses of the Representative, provided that if Section 5(d) Communication has been circulated and the Company and the Representatives have agreed to proceed with the offering, such amount shall be increased to $100,000. Notwithstanding the foregoing, if this Agreement is terminated by the Representatives in accordance with the provisions of Section 6 or Section 9 hereof, the Company will reimburse the Representatives for all out-of-pocket disbursements (including, but not limited to, reasonable fees and disbursements of counsel, travel expenses, postage, facsimile and telephone charges) incurred by the Representatives in connection with their investigation, preparing to market and marketing the Shares or in contemplation of performing their respective obligations hereunder.

(ix)         The Company intends to apply the net proceeds from the sale of the Shares to be sold by it hereunder for the purposes set forth in the Pricing Disclosure Package and in the Prospectus.

(x)          The Company has not taken and will not take, directly or indirectly, during the Prospectus Delivery Period, any action designed to or which might reasonably be expected to cause or result in, or that has constituted, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares.

(xi)         The Company represents and agrees that, unless it obtains the prior written consent of the Representatives, and the Representatives represent and agree that, unless they obtain the prior written consent of the Company, each has not made and will not make any offer relating to the Shares that would constitute an Issuer Free Writing Prospectus; provided that the prior written consent of the parties hereto shall be deemed to have been given in respect of the free writing prospectuses included in Schedule I. The Company has complied and will comply with the requirements of Rule 433 under the Securities Act applicable to any Issuer Free Writing Prospectus, including timely filing with the Commission or retention where required and legending; and the Company represents that it has satisfied and agrees that it will satisfy the conditions under Rule 433 under the Act to avoid a requirement to file with the Commission any electronic road show

(xii)        The Company hereby agrees that, without the prior written consent of the Representatives, it will not, during the period ending 180 days after the date hereof (“Lock-Up Period”), (i) offer, pledge, issue, sell, contract to sell, purchase, contract to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock; or (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Common Stock, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise; (iii) file any registration statement with the Commission relating to the offering of any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock; or (iv) release any shares of Common Stock held in escrow on behalf of the Target Sellers. The restrictions contained in the preceding sentence shall not apply to (1) the Shares to be sold hereunder, (2) the issuance of Common Stock upon the exercise of options or warrants disclosed as outstanding in the Registration Statement (excluding exhibits thereto) or the Prospectus, (3) the issuance of employee stock options not exercisable during the Lock-Up Period and the grant of restricted stock awards or restricted stock units pursuant to equity incentive plans described in the Registration Statement (excluding exhibits thereto) and the Prospectus, or (4) the issuance of Common Stock in connection with strategic merger and acquisition activities as permitted by Chardan Capital Markets, LLC. Notwithstanding the foregoing, if (x) the Company issues an earnings release or material news, or a material event relating to the Company occurs, during the last 17 days of the Lock-Up Period, or (y) prior to the expiration of the Lock-Up Period, the Company announces that it will release earnings results during the 16-day period beginning on the last day of the Lock-Up Period, the restrictions imposed by this clause shall continue to apply until the expiration of the 18-day period beginning on the issuance of the earnings release or the occurrence of the material news or material event, unless the Representatives waives such extension in writing.

(xiii)       The Company will comply with all applicable securities and other laws, rules and regulations in each jurisdiction in which the Reserved Shares are offered in connection with the offer and sale thereof.

6.           Conditions of the Underwriters’ Obligations. The obligations of the Underwriters hereunder to purchase the Underwritten Shares are subject to the accuracy, as of the date hereof and at the Closing Date (as if made at the Closing Date), of and compliance with all representations, warranties and agreements of the Company contained herein, the performance by the Company of its obligations hereunder and the following additional conditions:

(a)          If filing of the Prospectus, or any amendment or supplement thereto, or any Issuer Free Writing Prospectus, is required under the Securities Act or the Rules and Regulations, the Company shall have filed the Prospectus (or such amendment or supplement) or such Issuer Free Writing Prospectus with the Commission in the manner and within the time period so required (without reliance on Rule 424(b)(8) or 164(b) under the Securities Act); the Registration Statement shall remain effective; no stop order suspending the effectiveness of the Registration Statement or any part thereof, any Rule 462 Registration Statement, or any amendment thereof, nor suspending or preventing the use of the Pricing Disclosure Package, the Prospectus or any Issuer Free Writing Prospectus shall have been issued; no proceedings for the issuance of such an order shall have been initiated or threatened; any request of the Commission or the Representatives for additional information (to be included in the Registration Statement, the Pricing Disclosure Package, the Prospectus, any Issuer Free Writing Prospectus or otherwise) shall have been complied with to the Representatives’ satisfaction.

(b)          The Common Stock shall be qualified for listing on the NASDAQ Global Market .

(c)          FINRA shall have raised no objection to the fairness and reasonableness of the underwriting terms and arrangements.

(d)          The Representatives shall not have reasonably determined, and advised the Company, that the Registration Statement, the Pricing Disclosure Package or the Prospectus, or any amendment thereof or supplement thereto, or any Issuer Free Writing Prospectus or Section 5(d) Writing, contains an untrue statement of fact which, in the Representatives’ reasonable opinion, is material, or omits to state a fact which, in the Representatives’ reasonable opinion, is material and is required to be stated therein or necessary to make the statements therein not misleading.

(e)          On or after the date hereof (i) no downgrading shall have occurred in the rating accorded any of the Company’s securities by any “nationally recognized statistical organization,” as that term is defined by the Commission for purposes of Rule 436(g)(2) under the Securities Act, and (ii) no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the Company’s securities.

(f)          On the Closing Date, there shall have been furnished to the Representatives the opinion and negative assurance letters of Fox Rothschild LLP, dated the Closing Date and addressed to the Representatives, in form and substance reasonably satisfactory to the Representatives, to the effect set forth in Schedule III.

(g)          On the Closing Date, there shall have been furnished to the Representatives the opinion letter of Corporate Consult, Pakistani counsel to the Subsidiary, dated the Closing Date and addressed to the Representatives, in the form and substance reasonably satisfactory to the Representatives, to the effect set forth in Schedule IV.

(h)          The Underwriter shall have received a letter of Deloitte & Touche LLP, on the date hereof and on the Closing Date addressed to the Representatives, in a form acceptable to the Representatives, confirming that they are independent public accountants within the meaning of the Securities Act and are in compliance with the applicable requirements relating to the qualifications of accountants under Rule 2.01 of Regulation S-X of the Commission, and confirming, as of the date of each such letter (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Pricing Disclosure Package, as of a date not prior to the date hereof or more than five days prior to the date of such letter), the conclusions and findings of said firm with respect to the financial information and other matters required by the Representatives.

(i)          The Underwriter shall have received a letter of Rosenberg Rich Baker Berman and Company, on the date hereof and on the Closing Date addressed to the Representatives, in a form acceptable to the Representatives, confirming that they are independent public accountants within the meaning of the Securities Act and are in compliance with the applicable requirements relating to the qualifications of accountants under Rule 2.01 of Regulation S-X of the Commission, and confirming, as of the date of each such letter (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Pricing Disclosure Package, as of a date not prior to the date hereof or more than five days prior to the date of such letter), the conclusions and findings of said firm with respect to the financial information and other matters required by the Representatives.

(j)          On the Closing Date, there shall have been furnished to the Representatives a certificate, dated the Closing Date and addressed to the Representatives, signed by the chief executive officer and the chief financial officer of the Company, in their capacity as officers of the Company, to the effect that:

(i)          The representations and warranties of the Company in this Agreement that are qualified by materiality or by reference to any Material Adverse Effect are true and correct in all respects, and all other representations and warranties of the Company in this Agreement are true and correct, in all material respects, as if made at and as of the Closing Date, and the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date;

(ii)         No stop order or other order (A) suspending the effectiveness of the Registration Statement or any part thereof or any amendment thereof, (B) suspending the qualification of the Shares for offering or sale, or (C) suspending or preventing the use of the Pricing Disclosure Package, the Prospectus or any Issuer Free Writing Prospectus, has been issued, and no proceeding for that purpose has been instituted or, to their knowledge, is contemplated by the Commission or any state or regulatory body; and

(iii)        There has been no occurrence of any event resulting or reasonably likely to result in a Material Adverse Effect during the period from and after the date of this Agreement and prior to the Closing Date.

(k)          On or before the date hereof, the Representatives shall have received duly executed “lock-up” agreements, in a form attached hereto as Exhibit A-1, A-2, A-3 or A-4 (as applicable), between the Representatives and each party named on Schedule IV.

(l)          On the Closing Date, there shall have been furnished to the Representatives the opinion of Loeb & Loeb LLP, dated the Closing Date and addressed to the Representatives, in form and substance reasonably satisfactory to the Representatives.

(m)          The Company shall have furnished to the Representatives and their counsel such additional documents, certificates and evidence as the Representatives or their counsel may have reasonably requested.

(n)          On the Closing Date, the acquisition of the assets of the Omni Subsidiaries, the assets of Practicare and the assets of the CastleRock Subsidiaries shall have been consummated on the terms and conditions described in the the Pricing Disclosure Package.

If any condition specified in this Section 6 shall not have been fulfilled when and as required to be fulfilled, this Agreement may be terminated by the Representatives by notice to the Company at any time at or prior to the Closing Date and such termination shall be without liability of any party to any other party, except that Section 5(a)(vIii), Section 7 and Section 8 shall survive any such termination and remain in full force and effect.

7.           Indemnification and Contribution.

(a)          The Company agrees to indemnify, defend and hold harmless the Underwriters, their respective affiliates, directors and officers and employees, each person, if any, who controls any Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, and (solely with respect to clause (v) below) any selling group member who shall have purchased any Shares from the Underwriters, from and against any losses, claims, damages or liabilities to which the Underwriters or such person may become subject, under the Securities Act or otherwise (including in settlement of any litigation if such settlement is effected with the written consent of the Company), insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, including the information deemed to be a part of the Registration Statement at the time of effectiveness and at any subsequent time pursuant to Rules 430A and 430B of the Rules and Regulations, or arise out of or are based upon the omission from the Registration Statement, or alleged omission to state therein, a material fact required to be stated therein or necessary to make the statements therein not misleading (ii) an untrue statement or alleged untrue statement of a material fact contained in the Pricing Disclosure Package, the Prospectus, or any amendment or supplement thereto, any Issuer Free Writing Prospectus or any “issuer information” filed or required to be filed pursuant to Rule 433(d) under the Act, or any Section 5(d) Writing, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement, any Preliminary Prospectus, the Prospectus, or the Pricing Disclosure Package, or any such amendment or supplement thereto, any Issuer Free Writing Prospectus or any “issuer information” filed or required to be filed pursuant to Rule 433(d) under the Act, or any Section 5(d) Writing, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, (iii) in whole or in part, any inaccuracy in the representations and warranties of the Company contained herein, (iv) in whole or in part, any failure of the Company to perform its obligations hereunder or under law, or (v) the failure of any Participant to pay for and accept delivery of Reserved Shares that the Participant has agreed to purchase, or related to, arising out of, or in connection with the Directed Share Program and will reimburse the Underwriters for any legal or other expenses reasonably incurred by them in connection with evaluating, investigating or defending against such loss, claim, damage, liability or action; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, the Pricing Disclosure Package, the Prospectus, or any amendment or supplement thereto, any Issuer Free Writing Prospectus or any “issuer information” filed or required to be filed pursuant to Rule 433(d) under the Securities Act, or any Section 5(d) Writing, in reliance upon and in conformity with written information furnished to the Company on behalf of any Underwriter by the Representatives specifically for use in the preparation thereof, which written information is described in Section 7(f).

(b)          Each Underwriter, severally and not jointly, will indemnify, defend and hold harmless the Company, its affiliates, directors, officers and employees, and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any losses, claims, damages or liabilities to which the Company may become subject, under the Securities Act or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of such Underwriter), insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, the Pricing Disclosure Package, the Prospectus, or any amendment or supplement thereto any Issuer Free Writing Prospectus or any “issuer information” filed or required to be filed pursuant to Rule 433(d) under the Securities Act, or any Section 5(d) Writing, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement, the Pricing Disclosure Package, the Prospectus, or any amendment or supplement thereto any Issuer Free Writing Prospectus or any “issuer information” filed or required to be filed pursuant to Rule 433(d) under the Securities Act, or any Section 5(d) Writing in reliance upon and in conformity with written information furnished to the Company on behalf of such Underwriter by the Representatives specifically for use in the preparation thereof, which information is described in Section 7(f) and will reimburse the Company for any legal or other expenses reasonably incurred by the Company in connection with defending against any such loss, claim, damage, liability or action.

(c)          Promptly after receipt by an indemnified party under subsection (a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the failure to notify the indemnifying party shall not relieve the indemnifying party from any liability that it may have to any indemnified party except to the extent such indemnifying party has been materially prejudiced by such failure. In case any such action shall be brought against any indemnified party, and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in, and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of the indemnifying party’s election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof; provided, however, that if (i) the indemnified party has reasonably concluded (based on advice of counsel) that there may be legal defenses available to it or other indemnified parties that are different from or in addition to those available to the indemnifying party, (ii) a conflict or potential conflict exists (based on advice of counsel to the indemnified party) between the indemnified party and the indemnifying party (in which case the indemnifying party will not have the right to direct the defense of such action on behalf of the indemnified party), or (iii) the indemnifying party has not in fact employed counsel reasonably satisfactory to the indemnified party to assume the defense of such action within a reasonable time after receiving notice of the commencement of the action, the indemnified party shall have the right to employ a single counsel to represent it in any claim in respect of which indemnity may be sought under subsection (a) or (b) of this Section 7, in which event the reasonable fees and expenses of such separate counsel shall be borne by the indemnifying party or parties and reimbursed to the indemnified party as incurred.

The indemnifying party under this Section 7 shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party against any loss, claim, damage, liability or expense by reason of such settlement or judgment. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement, compromise or consent to the entry of judgment in any pending or threatened action, suit or proceeding in respect of which any indemnified party is a party or could be named and indemnity was or would be sought hereunder by such indemnified party, unless such settlement, compromise or consent (a) includes an unconditional release of such indemnified party from all liability for claims that are the subject matter of such action, suit or proceeding and (b) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

(d)          If the indemnification provided for in this Section 7 is unavailable or insufficient to hold harmless an indemnified party under subsection (a) or (b) above, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities referred to in subsection (a) or (b) above, (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other from the offering and sale of the Shares or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and the Underwriters on the other in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover page of the Prospectus. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Underwriters and the parties’ relevant intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The Company and the Underwriters agree that it would not be just and equitable if contributions pursuant to this subsection (d) were to be determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in the first sentence of this subsection (d). The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending against any action or claim that is the subject of this subsection (d). Notwithstanding the provisions of this subsection (d), the Underwriters shall not be required to contribute any amount in excess of the amount of the Underwriters’ discounts and commissions referenced in Section 4(a) actually received by the Underwriters pursuant to this Agreement. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

(e)          The obligations of the Company under this Section 7 shall be in addition to any liability that the Company may otherwise have and the benefits of such obligations shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act; and the obligations of the Underwriters under this Section 7 shall be in addition to any liability that the Underwriters may otherwise have and the benefits of such obligations shall extend, upon the same terms and conditions, to the Company, and officers, directors and each person who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act.

(f)          For purposes of this Agreement, the Representatives confirm, and the Company acknowledges, that there is no information concerning the Underwriters furnished in writing to the Company by the Representatives specifically for preparation of or inclusion in the Registration Statement, the Pricing Disclosure Package, the Prospectus any Issuer Free Writing Prospectus or any “issuer information” filed or required to be filed pursuant to Rule 433(d) under the Securities Act, or any Section 5(d) Writing, other than the statements set forth in the last paragraph on the cover page of the Prospectus and the statements set forth in the “Underwriting” section of the Prospectus and Pricing Disclosure Package, only insofar as such statements relate to the amount of selling concession and re-allowance or to over-allotment and related activities that may be undertaken by the Underwriters.

8.           Representations and Agreements to Survive Delivery. All representations, warranties, and agreements of the Company herein or in certificates delivered pursuant hereto, including, but not limited to, the agreements of the Representatives and the Company contained in Section 5(a)(viii) and Section 7 hereof, shall remain operative and in full force and effect regardless of any investigation made by or on behalf of the Underwriters or any controlling person thereof, or the Company or any of its officers, directors, or controlling persons, and shall survive delivery of, and payment for, the Shares to and by the Underwriters hereunder.

9.           Default by Underwriters. If on the Closing Date or the Option Closing Date, as the case may be, any Underwriter shall fail to purchase and pay for the portion of the Shares which such Underwriter has agreed to purchase and pay for on such date (otherwise than by reason of any default on the part of the Company), you, as Representatives of the Underwriters, shall use your reasonable efforts to procure within 36 hours thereafter one or more of the other Underwriters, or any others, to purchase from the Company such amounts as may be agreed upon and upon the terms set forth herein, the Shares which the defaulting Underwriter or Underwriters failed to purchase. If during such 36 hours you, as such Representatives, shall not have procured such other Underwriters, or any others, to purchase the Shares agreed to be purchased by the defaulting Underwriter or Underwriters, then (a) if the aggregate number of shares with respect to which such default shall occur does not exceed 10% of the Shares to be purchased on the Closing Date or the Option Closing date, as the case may be, the other Underwriters shall be obligated, severally, in proportion to the respective numbers of Shares which they are obligated to purchase hereunder, to purchase the Shares which such defaulting Underwriter or Underwriters failed to purchase, or (b) if the aggregate number of Shares with respect to which such default shall occur exceeds 10% of the Shares to be purchased on the Closing Date or the Option Closing Date, as the case may be, the Company or you as the Representatives of the Underwriters will have the right, by written notice given within the next 36-hour period to the parties to this Agreement, to terminate this Agreement without liability on the part of the non-defaulting Underwriters or of the Company except to the extent provided in Sections 5(a)(viii) and Section 7 hereof, provided, however, that if such default occurs with respect to the Additional Shares, this Agreement will not terminate as to the Underwritten Shares. In the event of a default by any Underwriter or Underwriters, as set forth in this Section 9, the Closing Date or Option Closing Date, as the case may be, may be postponed for such period, not exceeding seven days, as you, as Representatives, may determine in order that the required changes in the Registration Statement, the General Disclosure Package or in the Prospectus or in any other documents or arrangements may be effected. The term “Underwriter” includes any person substituted for a defaulting Representatives. Any action taken under this Section 9 shall not relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

10.         Termination of this Agreement.

(a)          The Underwriter shall have the right to terminate this Agreement by giving notice to the Company as hereinafter specified at any time at or prior to the Closing Date, if in the discretion of the Representatives, (i) there has occurred any material adverse change in the securities markets or any event, act or occurrence that has materially disrupted, or in the opinion of the Representatives, will in the future materially disrupt, the securities markets or there shall be such a material adverse change in general financial, political or economic conditions or the effect of international conditions on the financial markets in the United States is such as to make it, in the judgment of the Representatives, inadvisable or impracticable to market the Shares or enforce contracts for the sale of the Shares (ii) trading in the Company’s Common Stock shall have been suspended by the Commission or the Nasdaq Global Market or trading in securities generally on the Nasdaq Global Market, or the New York Stock Exchange shall have been suspended, (iii) minimum or maximum prices for trading shall have been fixed, or maximum ranges for prices for securities shall have been required, on the Nasdaq Global Market or the New York Stock Exchange, by such exchange or by order of the Commission or any other governmental authority having jurisdiction, (iv) a banking moratorium shall have been declared by federal or state authorities, (v) there shall have occurred any attack on, outbreak or escalation of hostilities or act of terrorism involving the United States, any declaration by the United States of a national emergency or war, any substantial change or development involving a prospective substantial change in United States or international political, financial or economic conditions or any other calamity or crisis, or (vi) the Company suffers any loss by strike, fire, flood, earthquake, accident or other calamity, whether or not covered by insurance, or (vii) in the judgment of the Representatives, there has been, since the time of execution of this Agreement or since the respective dates as of which information is given in the Prospectus, any material adverse change in the assets, properties, condition, financial or otherwise, or in the results of operations, business affairs or business prospects of the Company and its subsidiaries considered as a whole, whether or not arising in the ordinary course of business. Any such termination shall be without liability of any party to any other party except that the provisions of Section 5(a)(viii) and Section 7 hereof shall at all times be effective and shall survive such termination.

(b)          If the Representatives elect to terminate this Agreement as provided in this Section, the Company shall be notified promptly by the Representatives by telephone, confirmed by letter.

11.         Notices. Except as otherwise provided herein, all communications hereunder shall be in writing and, if to the Representatives, shall be mailed, delivered or telecopied to Chardan Capital Markets, LLC, 17 State Street, Suite 1600, New York, NY 10004, telecopy number: (646) 465-9039, Attention: Pierce Hewes; and if to the Company, shall be mailed, delivered or telecopied to the Company at 7 Clyde Road, Somerset, New Jersey 08873 Attention: Chief Executive Officer, telecopy number: _____________; or in each case to such other address as the person to be notified may have requested in writing. Any party to this Agreement may change such address for notices by sending to the parties to this Agreement written notice of a new address for such purpose.

12.         Persons Entitled to Benefit of Agreement. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns and the controlling persons, officers and directors referred to in Section 7. Nothing in this Agreement is intended or shall be construed to give to any other person, firm or corporation any legal or equitable remedy or claim under or in respect of this Agreement or any provision herein contained. The term “successors and assigns” as herein used shall not include any purchaser, as such purchaser, of any of the Shares from the Underwriters.

13.         Absence of Fiduciary Relationship. The Company acknowledges and agrees that: (a) the Underwriters have been retained solely to act as underwriters in connection with the sale of the Shares and that no fiduciary, advisory or agency relationship between the Company and the Underwriters has been created in respect of any of the transactions contemplated by this Agreement, irrespective of whether the Representatives or the Underwriters have advised or is advising the Company on other matters; (b) the price and other terms of the Shares set forth in this Agreement were established by the Company following discussions and arms-length negotiations with the Representatives and the Company is capable of evaluating and understanding and understands and accepts the terms, risks and conditions of the transactions contemplated by this Agreement; (c) it has been advised that the Representatives and their affiliates are engaged in a broad range of transactions that may involve interests that differ from those of the Company and that the Representatives have no obligation to disclose such interest and transactions to the Company by virtue of any fiduciary, advisory or agency relationship; (d) it has been advised that the Representatives are acting, in respect of the transactions contemplated by this Agreement, solely for the benefit of the Representatives, and not on behalf of the Company.

14.         Amendments and Waivers. No supplement, modification or waiver of this Agreement shall be binding unless executed in writing by the party to be bound thereby. The failure of a party to exercise any right or remedy shall not be deemed or constitute a waiver of such right or remedy in the future. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provision hereof (regardless of whether similar), nor shall any such waiver be deemed or constitute a continuing waiver unless otherwise expressly provided.

15.         Partial Unenforceability. The invalidity or unenforceability of any section, paragraph, clause or provision of this Agreement shall not affect the validity or enforceability of any other section, paragraph, clause or provision.

16.         Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

17.         Submission to Jurisdiction. The Company irrevocably (a) submits to the jurisdiction of any court of the State of New York for the purpose of any suit, action, or other proceeding arising out of this Agreement, or any of the agreements or transactions contemplated by this Agreement, the Registration Statement and the Prospectus (each a “Proceeding”), (b) agrees that all claims in respect of any Proceeding may be heard and determined in any such court, (c) waives, to the fullest extent permitted by law, any immunity from jurisdiction of any such court or from any legal process therein, (d) agrees not to commence any Proceeding other than in such courts, and (e) waives, to the fullest extent permitted by law, any claim that such Proceeding is brought in an inconvenient forum. THE COMPANY (ON BEHALF OF ITSELF AND, TO THE FULLEST EXTENT PERMITTED BY LAW, ON BEHALF OF ITS RESPECTIVE EQUITY HOLDERS AND CREDITORS) HEREBY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY CLAIM BASED UPON, ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT, THE REGISTRATION STATEMENT, AND THE PROSPECTUS.

18.         Counterparts. This Agreement may be executed in one or more counterparts and, if executed in more than one counterpart, the executed counterparts shall each be deemed to be an original and all such counterparts shall together constitute one and the same instrument.

Please sign and return to the Company the enclosed duplicates of this letter whereupon this letter will become a binding agreement between the Company and the Representatives in accordance with its terms.

Very truly yours,

MEDICAL TRANSCRIPTION BILLING, CORP.

By:
Name:
Title:

Confirmed as of the date first above-
mentioned

CHARDAN CAPITAL MARKETS, LLC
AEGIS CAPITAL CORP.
SUMMER STREET RESEARCH PARTNERS

As Representatives of the several
Underwriters listed on Schedule I hereto

By: Chardan Capital Markets, LLC

By:
Name:
Title:

[Signature page to Underwriting Agreement]

SCHEDULE I

SCHEDULE OF UNDERWRITERS

Underwriter	Number of Underwritten Shares to be Purchased
Chardan Capital Markets, LLC
Aegis Capital Corp.
Summer Street Research Partners

SCHEDULE II

FREE WRITING PROSPECTUSES

FREE WRITING PROSPECTUS
Filed Pursuant to Rule 433
Relating to Preliminary Prospectus dated __________, 2014
Registration Statement No. 333-192989
Dated ________, 2014

MEDICAL TRANSCRIPTION BILLING, CORP.

_____ Shares of Common Stock

Issuer:	Medical Transcription Billing, Corp. (the “Company”)
Symbol:	“”
Shares Offered:	_____________ Shares
Size:	____________ Underwritten Shares
Over-allotment option:	Up to____________ Additional Shares
Public offering price:	$______ per Share
Underwriting discounts and commissions:	$______ per Share
Net proceeds (excluding the over-allotment):	$____________ (after deducting the underwriters’ discounts and commissions and estimated offering expenses payable by the Company)
Trade date:	_________, 2014
Settlement date:	_________, 2014
CUSIP Nos.:	__________
Representatives:	Chardan Capital Markets, LLC Aegis Capital Corp. Summer Street Research Partners

The issuer has filed a registration statement (including a preliminary prospectus dated ______, 2014) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the preliminary prospectus if you request it from Chardan Capital Markets, LLC, at 17 State Street, Suite 1600, New York, NY 10004, Attention: Pierce Hewes, or by telephone at (646) 465-9002. You may also access the most recent preliminary prospectus dated ______, 2014 included in Amendment No. _ to the registration statement via the following link: http://www.sec.gov/Archives/edgar/________________

This communication should be read in conjunction with the preliminary prospectus.

ANY DISCLAIMERS OR OTHER NOTICES THAT MAY APPEAR BELOW ARE NOT APPLICABLE TO THIS COMMUNICATION AND SHOULD BE DISREGARDED. SUCH DISCLAIMERS OR OTHER NOTICES WERE AUTOMATICALLY GENERATED AS A RESULT OF THIS COMMUNICATION BEING SENT VIA BLOOMBERG OR ANOTHER EMAIL SYSTEM.

SCHEDULE III

Company Counsel Opinions

1.	The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, with the requisite corporate power and authority to own or lease, as the case may be, and operate its properties, and to conduct its business, as described in the Registration Statement and the Prospectus.

2.	The Company is duly registered or qualified to do business as a foreign corporation and is in good standing under the laws of the State of New Jersey.

3.	The Shares have been duly authorized and reserved for issuance, and when issued and delivered against payment therefore as provided in the Agreement will be validly issued, fully paid and non-assessable. The issuance of the Shares is not subject to any preemptive rights, rights of first refusal or other similar rights pursuant to the charter or bylaws of the Company, the laws of the State of Delaware or, to our knowledge, otherwise.

4.	The statements in the Registration Statement, the Pricing Disclosure Package and the Prospectus under the headings “Business – Government Regulation,” “Description of Our Capital Stock,” “Certain Material U.S. Federal Income and Estate Tax Consequences to Non-U.S. Holders of Common Stock” and in the Registration Statement in Part II, Item 15, insofar as such statements purport to summarize legal matters, agreements or documents discussed therein, fairly summarize such legal matters, agreements or documents, in all material respects.

5.	The Registration Statement has become effective under the Securities Act. To our knowledge after due inquiry, no stop order suspending the effectiveness of the Registration Statement has been issued, and to our knowledge, no proceedings for that purpose have been instituted or overtly threatened by the Commission. Any required filing of the Prospectus, and any required supplement thereto, pursuant to Rule 424(b) under the Securities Act, has been made in the manner and within the time period required by Rule 424(b).

6.	The Underwriting Agreement has been duly authorized by all necessary corporate action on the part of the Company, and has been duly executed and delivered by the Company and constitutes a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms except (i) as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization or similar laws of general applicability affecting the rights of creditors generally, and (ii) as enforceability of any indemnification or contribution provision may be limited under the federal and state securities laws in the United States.

7.	The Company is not, and after giving effect to the offering and sale of the Shares and the application of the proceeds thereof as described in the Pricing Disclosure Package and the Prospectus will not be, required to register as an “investment company” as defined in the Investment Company Act.

8.	No consent, approval, authorization or filing with or order of any U.S. Federal, State of Delaware court, State of New York court or governmental agency or body having jurisdiction over the Company is required, under the laws, rules and regulations of the United States of America, the State of Delaware and the State of New York, for the consummation by the Company of the transactions contemplated by the Underwriting Agreement except (i) such as have been made or obtained under the Securities Act and (ii) such as may be required under the blue sky laws of any jurisdiction in connection with the purchase and distribution of the Shares by you in the manner contemplated in the Agreement and in the Prospectus, as to which we express no opinion.

9.	Neither the issue and sale of the Shares pursuant to the Underwriting Agreement nor the compliance by the Company with the terms thereof Agreement will result in a breach or violation of (or constitute any event that with notice, lapse of time or both would result in a breach of violation of): (i) the Company Governing Documents, (ii) any statute, rule, or regulation of the United States of America or the State of Delaware which, in our experience, is typically applicable to transactions of the nature contemplated by the Underwriting Agreement, (iii) any currently effective order, writ, judgment, injunction, decree, or award that names and has been entered against the Company and of which we have knowledge, or (iv) any Contract that was filed as an exhibit to the Registration Statement, in each case (ii) through (iv) the breach or violation of which would materially and adversely affect the Company.

10.	To our knowledge, except as set forth in the Pricing Disclosure Package and the Prospectus, the Company is not a party to any written agreement granting any holders of securities of the Company rights to require the registration under the Securities Act of resales of such securities.

In addition to rendering legal advice and assistance to the Company in the course of the preparation of the Registration Statement and the Pricing Disclosure Package and the Prospectus, involving, among other things, discussions and inquiries concerning various legal matters and the review of certain corporate records, documents and proceedings, we also participated in conferences with certain officers and other representatives of the Company, its independent certified public accountants and you and your counsel, at which the contents of the Registration Statement, the Pricing Disclosure Package and the Prospectus and related matters were discussed. We have also reviewed and relied upon certain corporate records and documents of the Company, letters from counsel and accountants, and oral and written statements and certificates of officers and other representatives of the Company and others as to the existence and consequences of certain factual and other matters.

The purpose of our professional engagement was not to establish or confirm factual matters or financial or quantitative information. Therefore, we are not passing upon and do not assume any responsibility for the accuracy, completeness or fairness of the statements or information contained in the Registration Statement, the Pricing Disclosure Package or the Prospectus (except to the extent expressly set forth in the numbered paragraph 4 above) and have not made, or undertaken any obligation to make, an independent check or verification thereof (except as aforesaid). Moreover, many of the determinations required to be made in the preparation of the Registration Statement, the Pricing Disclosure Package and the Prospectus involve matters of a non-legal nature.

However, subject to the foregoing and based on our participation, review and reliance described in the second preceding paragraph, (i) we believe the Registration Statement (as of its effective date), the Prospectus (as of its date), and any further amendments and supplements thereto (as of their respective dates), as applicable, made by the Company prior to the Closing Date (other than the financial statements, notes and schedules and other financial and statistical data included therein or derived therefrom, as to which we express no belief) complied as to form, in all material respects, to the requirements of the Securities Act and the applicable rules and regulations of the Commission thereunder, and (ii) we confirm that no facts have come to our attention that caused us to believe (a) that the Registration Statement or any amendment thereto filed by the Company prior to the Closing Date (other than the financial statements and schedules and other financial and statistical data included therein or derived therefrom, as to which we express no belief), when the Registration Statement or such amendment became effective, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (b) that the Pricing Disclosure Package (other than the financial statements and schedules and other financial and statistical data included therein or derived therefrom, as to which we express no belief), as of 6:00 a.m. EDT on __________, 2014 (the “Applicable Time,” which, you have informed us, is a time before the time of the first sale of the Shares by any Underwriter), contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; or (c) that, as of its date and as of the Closing Date, the Prospectus or any further amendment or supplement thereto made by the Company prior to the Closing Date (other than the financial statements, notes and schedules and other financial and statistical data included therein or derived therefrom, as to which we express no belief), contained or contains any untrue statement of a material fact or omitted or omits to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

In addition, we supplementally inform you that, to our knowledge, there is no action, suit or proceeding by or before any court or other governmental agency, authority or body or any arbitrator pending or overtly threatened against the Company or its properties by a third party of a character required to be disclosed in the Registration Statement, the Pricing Disclosure Package or the Prospectus that is not disclosed in the Registration Statement, the Pricing Disclosure Package or the Prospectus as required by the Securities Act and the rules thereunder.

Schedule IV

Pakistani Counsel Opinions

1.	Medical Transacription Billing Company (Private) Limited (“MTBC Pakistan”) has been duly incorporated and is validly existing as a corporation in good standing under the laws of Pakistan, with the requisite corporate power to own or lease, as the case may be, and operate its properties, and to conduct its business, as described in the Registration Statement and the Prospectus. 100% of the equity interests of MTBC Pakistan are owned by the Company, and to our Knowledge, such equity interests are free and clear of all liens, encumbrances, equities or claims. The formation and organizational documents of MTBC Pakistan comply with the requirements of applicable laws and regulations of Pakistan and are in full force and effect.

2.	MTBC Pakistan has full corporate right, power and authority to own its properties and conduct its business as currently being carried out and as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus.

3.	To our Knowledge, except as set forth in the Registration Statement, the Pricing Disclosure Package and the Prospectus, MTBC Pakistan owns or otherwise has the legal right to use the intellectual property that is described in the Registration Statement, the Pricing Disclosure package and the Prospectus as currently being used or is contemplated to be used by MTBC Pakistan (“Intellectual Property”).

4.	To our Knowledge, except as set forth in the Registration Statement, the Pricing Disclosure Package and the Prospectus, no Intellectual Property is subject to any outstanding decree, order, injunction, judgment or ruling in Pakistan restricting the use of the Intellectual Property or that would impair the validity or enforceability of such Intellectual Property, nor has MTBC Pakistan received any notice of any claim of infringement or conflict with any such rights of others.

5.	MTBC Pakistan has not taken any action nor have any steps been taken or legal or administrative proceedings been commenced or threatened for the winding up, dissolution or liquidation of MTBC Pakistan.

6.	MTBC Pakistan is not currently prohibited, directly or indirectly, from paying any dividends to the Company, making any other distribution on its equity capital, or repaying to the Company any loans or advances to MTBC Pakistan from the Company.

7.	There are no material legal, arbitration or governmental proceedings in progress or pending or, to our Knowledge, threatened, to which MTBC Pakistan is a party or of which any property of MTBC Pakistan is subject.

8.	The sale of the Shares and the compliance by the Company with the terms of the Agreement and the consummation of the transactions contemplated thereby do not result in any violation of (i) the provisions of the formation or governing documents of MTBC Pakistan, (ii) any applicable statute of Pakistan or (iii) any order, rule or regulation, of any governmental agency of Pakistan having jurisdiction over MTBC Pakistan. No governmental authorization of any governmental agency in Pakistan is required for the consummation of the transactions contemplated by the Underwriting Agreement.

The term “Knowledge” as used in this opinion shall mean the actual knowledge of the attorneys who have been directly involved in representing MTBC Pakistan after due and reasonable inquiry.

SCHEDULE IV

Parties Subject to Lock-Up

Name	Class of Lock-Up
Mahmud Haq	A-1
Stephen A. Snyder	A-1
Bill Korn	A-1
Cameron Munter	A-1
Howard L. Clark, Jr.	A-1
John N. Daly	A-1
David Rosenblum	A-1
M. Mozzam Khan	A-1
L. Goetsch	A-1
T. Peterson	A-1
D. Song	A-1
Abdur Khan	A-1
Practicare Medical Management, Inc.	A-2
Tekhealth Services, Inc.	A-2
Practice Development Strategies, Inc.	A-2
Professional Accounts Management, Inc.	A-2
Omni Medical Billing Services LLC	A-3
AMMD LLC	A-4

EXHIBIT A-1

Form of Lock-Up Agreement

June 13, 2014

CHARDAN CAPITAL MARKETS, LLC
AEGIS CAPITAL CORP.

SUMMER STREET RESEARCH PARTNERS

c/o Chardan Capital Markets, LLC

17 State Street, Suite 1600
New York, NY 10004

Re:	Medical Transcription Billing, Corp.

Ladies and Gentlemen:

As an inducement to the underwriter (the “Underwriter”) to execute an underwriting agreement (the “Underwriting Agreement”) providing for a public offering (the “Offering”) of shares (the “Shares”) of the common stock, $0.001 par value per share (“Common Stock”) of Medical Transcription Billing, Corp., a corporation organized and existing under the laws of State of Delaware (the “Company”), the undersigned hereby agrees that without, in each case, the prior written consent of Chardan Capital Markets, LLC (“Chardan”) during the period specified in the second succeeding paragraph (the “Lock-Up Period”), the undersigned will not (1) offer, pledge, announce the intention to sell, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, make any short sale or otherwise transfer or dispose of, directly or indirectly, any Shares, shares of Common Stock, or any securities convertible into, exercisable or exchangeable for or that represent the right to receive shares of Common Stock (including, without limitation, shares of Common Stock which may be deemed to be beneficially owned by the undersigned in accordance with the rules and regulations of the Shares and Exchange Commission and securities which may be issued upon exercise of a stock option or warrant) whether now owned or hereafter acquired (the “Undersigned’s Shares”) or (2) enter into any swap or other agreement that transfers, in whole or in part, any of the economic consequences of ownership of the Undersigned’s Shares, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of shares of Common Stock or such other securities, in cash or otherwise. The foregoing restriction is expressly agreed to preclude the undersigned from engaging in any hedging or other transaction which is designed to or which reasonably could be expected to lead to or result in a sale or disposition of the Undersigned’s Shares even if such Undersigned’s Shares would be disposed of by someone other than the undersigned. Such prohibited hedging or other transactions would include, without limitation, any short sale or any purchase, sale or grant of any right (including without limitation any put or call option) with respect to any of the Undersigned’s Shares or with respect to any security that includes, relates to, or derives any significant part of its value from such Undersigned’s Shares.

In addition, the undersigned agrees that, without the prior written consent of Chardan, it will not, during the Lock-Up Period, make any demand for or exercise any right with respect to, the registration of any shares of Common Stock or any security convertible into or exercisable or exchangeable for shares of Common Stock other than as contemplated in the registration statement relating to the Offering.

The initial Lock-Up Period will commence on the date of this Lock-Up Agreement and continue to and include the date 180 days after the date of the final prospectus used to sell Shares in the Offering pursuant to the Underwriting Agreement, provided, however, that if (1) during the last 17 days of the initial Lock-Up Period, the Company releases earnings results or material news or a material event relating to the Company occurs or (2) prior to the expiration of the initial Lock-Up Period, the Company announces that it will release earnings results during the 16-day period beginning on the last day of the initial Lock-Up Period, then in each case the Lock-Up Period will be extended until the expiration of the 18-day period beginning on the date of release of the earnings results or the occurrence of the material news or material event, as applicable, unless Chardan waives, in writing, such extension.

The undersigned hereby acknowledges that the Company will be requested to agree in the Underwriting Agreement to provide written notice to the undersigned of any event that would result in an extension of the Lock-Up Period pursuant to the previous paragraph and agrees that any such notice properly delivered will be deemed to have been given to, and received by, the undersigned. The undersigned further agrees that, prior to engaging in any transaction or taking any other action that is subject to the terms of this Lock-Up Agreement during the period from the date of this Lock-Up Agreement to and including the 34th day following the expiration of the initial Lock-Up Period, it will give notice thereof to the Company and will not consummate such transaction or take any such action unless it has received written confirmation from the Company that the Lock-Up Period (as may have been extended pursuant to the previous paragraph) has expired.

Notwithstanding the foregoing, (1) the undersigned may transfer the Undersigned’s Shares (i) as a bona fide gift or gifts and (ii) to any trust for the direct or indirect benefit of the undersigned or the immediate family of the undersigned, or (2) if the undersigned is a corporation, company, business trust, association, limited liability company, partnership, limited liability partnership, limited liability limited partnership or other entity (collectively, the “Entities” or, individually, the “Entity”), the undersigned may transfer Shares, shares of Common Stock, Warrants or securities convertible into or exchangeable or exercisable for any shares of Common Stock to any person or Entity which controls, is directly or indirectly controlled by, or is under common control with the undersigned and, if the undersigned is a partnership or limited liability company, it may transfer the Shares, shares of Common Stock, Warrants or securities convertible into or exchangeable or exercisable for any Shares or shares of Common Stock to its partners, former partners or an affiliated partnership (or members, former members or an affiliated limited liability company) managed by the same manager or managing partner (or managing member, as the case may be) or management company, or managed by an entity controlling, controlled by, or under common control with, such manager or managing partner (or managing member) or management company in accordance with partnership (or membership) interests; provided, in each case of transfer pursuant to clause (1) or (2), that (x) such transfer shall not involve a disposition for value, (y) the transferee agrees in writing with the Underwriters to be bound by the terms of this Lock-Up Agreement, and (z) no filing by any party under Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), shall be required or shall be made voluntarily in connection with such transfer. For purposes of this Lock-Up Agreement, “immediate family” shall mean any relationship by blood, marriage or adoption, not more remote than first cousin.

In addition, the foregoing restrictions shall not apply to (i) the exercise of stock options granted pursuant to the Company’s equity incentive plans; provided that it shall apply to any of the Undersigned’s Shares issued upon such exercise, or (ii) the establishment of any contract, instruction or plan (a “Plan”) that satisfies all of the requirements of Rule 10b5-1(c)(1)(i)(B) under the Exchange Act; provided that no sales of the Undersigned’s Shares shall be made pursuant to such a Plan prior to the expiration of the Lock-Up Period (as such may have been extended pursuant to the provisions hereof), and such a Plan may only be established if no public announcement of the establishment or existence thereof and no filing with the Securities and Exchange Commission or other regulatory authority in respect thereof or transactions thereunder or contemplated thereby, by the undersigned, the Company or any other person, shall be required, and no such announcement or filing is made voluntarily, by the undersigned, the Company or any other person, prior to the expiration of the Lock-Up Period (as such may have been extended pursuant to the provisions hereof).

In furtherance of the foregoing, the Company and its transfer agent and registrar are hereby authorized to decline to make any transfer of Shares, shares of Common Stock, or securities convertible into or exchangeable for any Shares, shares of Common Stock if such transfer would constitute a violation or breach of this Lock-Up Agreement.

The undersigned understands that the undersigned shall be released from all obligations under this Lock-Up Agreement if (i) the Company or the Representatives inform the other that it does not intend to proceed with the Offering, (ii) the Registration Statement does not become effective, or if the Underwriting Agreement (other than the provisions thereof which survive termination) shall terminate or be terminated prior to payment for and delivery of the Shares to be sold thereunder, or (iii) the Offering is not completed by August 31, 2014.

The undersigned understands that the Underwriters are entering into the Underwriting Agreement and proceeding with the Offering in reliance upon this Lock-Up Agreement.

This Lock-Up Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

Whether or not the Offering actually occurs depends on a number of factors, including market conditions. Any Offering will only be made pursuant to the Underwriting Agreement, the terms of which are subject to negotiation among the parties thereto.

[Signature Page Follows]

The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this Lock-Up Agreement and that, upon request, the undersigned will execute any additional documents necessary in connection with the enforcement hereof. All authority herein conferred or agreed to be conferred and any obligations of the undersigned shall be binding upon the successors, assigns, heirs or personal representatives of the undersigned.

Very truly yours,

Printed Name of Holder

By:
Signature

Printed Name of Person Signing
(and indicate capacity of person signing if
signing as custodian, trustee, or on behalf of an entity)

EXHIBIT A-2

Form of Lock-Up Agreement

June 13, 2014

CHARDAN CAPITAL MARKETS, LLC
AEGIS CAPITAL CORP.

SUMMER STREET RESEARCH PARTNERS

c/o Chardan Capital Markets, LLC

17 State Street, Suite 1600
New York, NY 10004

Re:	Medical Transcription Billing, Corp.

Ladies and Gentlemen:

As an inducement to the underwriter (the “Underwriter”) to execute an underwriting agreement (the “Underwriting Agreement”) providing for a public offering (the “Offering”) of shares (the “Shares”) of the common stock, $0.001 par value per share (“Common Stock”) of Medical Transcription Billing, Corp., a corporation organized and existing under the laws of State of Delaware (the “Company”), the undersigned hereby agrees that without, in each case, the prior written consent of Chardan Capital Markets, LLC (“Chardan”) during the period specified in the second succeeding paragraph (the “Lock-Up Period”), the undersigned will not (1) offer, pledge, announce the intention to sell, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, make any short sale or otherwise transfer or dispose of, directly or indirectly, any Shares, shares of Common Stock, or any securities convertible into, exercisable or exchangeable for or that represent the right to receive shares of Common Stock (including, without limitation, shares of Common Stock which may be deemed to be beneficially owned by the undersigned in accordance with the rules and regulations of the Shares and Exchange Commission and securities which may be issued upon exercise of a stock option or warrant) whether now owned or hereafter acquired (the “Undersigned’s Shares”) or (2) enter into any swap or other agreement that transfers, in whole or in part, any of the economic consequences of ownership of the Undersigned’s Shares, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of shares of Common Stock or such other securities, in cash or otherwise. The foregoing restriction is expressly agreed to preclude the undersigned from engaging in any hedging or other transaction which is designed to or which reasonably could be expected to lead to or result in a sale or disposition of the Undersigned’s Shares even if such Undersigned’s Shares would be disposed of by someone other than the undersigned. Such prohibited hedging or other transactions would include, without limitation, any short sale or any purchase, sale or grant of any right (including without limitation any put or call option) with respect to any of the Undersigned’s Shares or with respect to any security that includes, relates to, or derives any significant part of its value from such Undersigned’s Shares.

In addition, the undersigned agrees that, without the prior written consent of Chardan, it will not, during the Lock-Up Period, make any demand for or exercise any right with respect to, the registration of any shares of Common Stock or any security convertible into or exercisable or exchangeable for shares of Common Stock other than as contemplated in the registration statement relating to the Offering.

The initial Lock-Up Period will commence on the date of this Lock-Up Agreement and continue to and include (a) with respect to 15% of the shares of Common Stock owned by the undersigned on the consummation of the Offering, the date 180 days after the date of the final prospectus used to sell Shares in the Offering pursuant to the Underwriting Agreement, and (b) with respect to the remaining 85% of the shares of Common Stock owned by the undersigned on the consummation of the Offering, the date 365 days after the date of the final prospectus used to sell Shares in the Offering pursuant to the Underwriting Agreement, provided, however, that if (1) during the last 17 days of the initial Lock-Up Period, the Company releases earnings results or material news or a material event relating to the Company occurs or (2) prior to the expiration of the initial Lock-Up Period, the Company announces that it will release earnings results during the 16-day period beginning on the last day of the initial Lock-Up Period, then in each case the Lock-Up Period will be extended until the expiration of the 18-day period beginning on the date of release of the earnings results or the occurrence of the material news or material event, as applicable, unless Chardan waives, in writing, such extension.

The undersigned hereby acknowledges that the Company will be requested to agree in the Underwriting Agreement to provide written notice to the undersigned of any event that would result in an extension of the Lock-Up Period pursuant to the previous paragraph and agrees that any such notice properly delivered will be deemed to have been given to, and received by, the undersigned. The undersigned further agrees that, prior to engaging in any transaction or taking any other action that is subject to the terms of this Lock-Up Agreement during the period from the date of this Lock-Up Agreement to and including the 34th day following the expiration of the initial Lock-Up Period, it will give notice thereof to the Company and will not consummate such transaction or take any such action unless it has received written confirmation from the Company that the Lock-Up Period (as may have been extended pursuant to the previous paragraph) has expired.

Notwithstanding the foregoing, (1) the undersigned may transfer the Undersigned’s Shares (i) as a bona fide gift or gifts and (ii) to any trust for the direct or indirect benefit of the undersigned or the immediate family of the undersigned, or (2) if the undersigned is a corporation, company, business trust, association, limited liability company, partnership, limited liability partnership, limited liability limited partnership or other entity (collectively, the “Entities” or, individually, the “Entity”), the undersigned may transfer Shares, shares of Common Stock, Warrants or securities convertible into or exchangeable or exercisable for any shares of Common Stock to any person or Entity which controls, is directly or indirectly controlled by, or is under common control with the undersigned and, if the undersigned is a partnership or limited liability company, it may transfer the Shares, shares of Common Stock, Warrants or securities convertible into or exchangeable or exercisable for any Shares or shares of Common Stock to its partners, former partners or an affiliated partnership (or members, former members or an affiliated limited liability company) managed by the same manager or managing partner (or managing member, as the case may be) or management company, or managed by an entity controlling, controlled by, or under common control with, such manager or managing partner (or managing member) or management company in accordance with partnership (or membership) interests; provided, in each case of transfer pursuant to clause (1) or (2), that (x) such transfer shall not involve a disposition for value, (y) the transferee agrees in writing with the Underwriters to be bound by the terms of this Lock-Up Agreement, and (z) no filing by any party under Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), shall be required or shall be made voluntarily in connection with such transfer. For purposes of this Lock-Up Agreement, “immediate family” shall mean any relationship by blood, marriage or adoption, not more remote than first cousin.

In addition, the foregoing restrictions shall not apply to (i) the exercise of stock options granted pursuant to the Company’s equity incentive plans; provided that it shall apply to any of the Undersigned’s Shares issued upon such exercise, or (ii) the establishment of any contract, instruction or plan (a “Plan”) that satisfies all of the requirements of Rule 10b5-1(c)(1)(i)(B) under the Exchange Act; provided that no sales of the Undersigned’s Shares shall be made pursuant to such a Plan prior to the expiration of the Lock-Up Period (as such may have been extended pursuant to the provisions hereof), and such a Plan may only be established if no public announcement of the establishment or existence thereof and no filing with the Securities and Exchange Commission or other regulatory authority in respect thereof or transactions thereunder or contemplated thereby, by the undersigned, the Company or any other person, shall be required, and no such announcement or filing is made voluntarily, by the undersigned, the Company or any other person, prior to the expiration of the Lock-Up Period (as such may have been extended pursuant to the provisions hereof).

In furtherance of the foregoing, the Company and its transfer agent and registrar are hereby authorized to decline to make any transfer of Shares, shares of Common Stock, or securities convertible into or exchangeable for any Shares, shares of Common Stock if such transfer would constitute a violation or breach of this Lock-Up Agreement.

The undersigned understands that the undersigned shall be released from all obligations under this Lock-Up Agreement if (i) the Company or the Representatives inform the other that it does not intend to proceed with the Offering, (ii) the Registration Statement does not become effective, or if the Underwriting Agreement (other than the provisions thereof which survive termination) shall terminate or be terminated prior to payment for and delivery of the Shares to be sold thereunder, or (iii) the Offering is not completed by August 31, 2014.

The undersigned understands that the Underwriters are entering into the Underwriting Agreement and proceeding with the Offering in reliance upon this Lock-Up Agreement.

This Lock-Up Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

Whether or not the Offering actually occurs depends on a number of factors, including market conditions. Any Offering will only be made pursuant to the Underwriting Agreement, the terms of which are subject to negotiation among the parties thereto.

[Signature Page Follows]

The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this Lock-Up Agreement and that, upon request, the undersigned will execute any additional documents necessary in connection with the enforcement hereof. All authority herein conferred or agreed to be conferred and any obligations of the undersigned shall be binding upon the successors, assigns, heirs or personal representatives of the undersigned.

Very truly yours,

Printed Name of Holder

By:
Signature

Printed Name of Person Signing
(and indicate capacity of person signing if
signing as custodian, trustee, or on behalf of an entity)

EXHIBIT A-3

Form of Lock-Up Agreement

June 13, 2014

CHARDAN CAPITAL MARKETS, LLC
AEGIS CAPITAL CORP.

SUMMER STREET RESEARCH PARTNERS

c/o Chardan Capital Markets, LLC

17 State Street, Suite 1600
New York, NY 10004

Re:	Medical Transcription Billing, Corp.

Ladies and Gentlemen:

As an inducement to the underwriter (the “Underwriter”) to execute an underwriting agreement (the “Underwriting Agreement”) providing for a public offering (the “Offering”) of shares (the “Shares”) of the common stock, $0.001 par value per share (“Common Stock”) of Medical Transcription Billing, Corp., a corporation organized and existing under the laws of State of Delaware (the “Company”), the undersigned hereby agrees that without, in each case, the prior written consent of Chardan Capital Markets, LLC (“Chardan”) during the period specified in the second succeeding paragraph (the “Lock-Up Period”), the undersigned will not (1) offer, pledge, announce the intention to sell, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, make any short sale or otherwise transfer or dispose of, directly or indirectly, any Shares, shares of Common Stock, or any securities convertible into, exercisable or exchangeable for or that represent the right to receive shares of Common Stock (including, without limitation, shares of Common Stock which may be deemed to be beneficially owned by the undersigned in accordance with the rules and regulations of the Shares and Exchange Commission and securities which may be issued upon exercise of a stock option or warrant) whether now owned or hereafter acquired (the “Undersigned’s Shares”) or (2) enter into any swap or other agreement that transfers, in whole or in part, any of the economic consequences of ownership of the Undersigned’s Shares, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of shares of Common Stock or such other securities, in cash or otherwise. The foregoing restriction is expressly agreed to preclude the undersigned from engaging in any hedging or other transaction which is designed to or which reasonably could be expected to lead to or result in a sale or disposition of the Undersigned’s Shares even if such Undersigned’s Shares would be disposed of by someone other than the undersigned. Such prohibited hedging or other transactions would include, without limitation, any short sale or any purchase, sale or grant of any right (including without limitation any put or call option) with respect to any of the Undersigned’s Shares or with respect to any security that includes, relates to, or derives any significant part of its value from such Undersigned’s Shares.

In addition, the undersigned agrees that, without the prior written consent of Chardan, it will not, during the Lock-Up Period, make any demand for or exercise any right with respect to, the registration of any shares of Common Stock or any security convertible into or exercisable or exchangeable for shares of Common Stock other than as contemplated in the registration statement relating to the Offering.

The initial Lock-Up Period will commence on the date of this Lock-Up Agreement and continue to and include (a) with respect to 15% of the shares of Common Stock owned by the undersigned on the consummation of the Offering, the date 180 days after the date of the final prospectus used to sell Shares in the Offering pursuant to the Underwriting Agreement, and (b) with respect to a further 15% of the shares of Common Stock owned by the undersigned on the consummation of the Offering, the date 270 days after the date of the final prospectus used to sell Shares in the Offering pursuant to the Underwriting Agreement, and with respect to the remaining 70% of the shares of Common Stock owned by the undersigned on the consummation of the Offering,the date 365 days after the date of the final prospectus used to sell Shares in the Offering pursuant to the Underwriting Agreement, provided, however, that if (1) during the last 17 days of the initial Lock-Up Period, the Company releases earnings results or material news or a material event relating to the Company occurs or (2) prior to the expiration of the initial Lock-Up Period, the Company announces that it will release earnings results during the 16-day period beginning on the last day of the initial Lock-Up Period, then in each case the Lock-Up Period will be extended until the expiration of the 18-day period beginning on the date of release of the earnings results or the occurrence of the material news or material event, as applicable, unless Chardan waives, in writing, such extension.

The undersigned hereby acknowledges that the Company will be requested to agree in the Underwriting Agreement to provide written notice to the undersigned of any event that would result in an extension of the Lock-Up Period pursuant to the previous paragraph and agrees that any such notice properly delivered will be deemed to have been given to, and received by, the undersigned. The undersigned further agrees that, prior to engaging in any transaction or taking any other action that is subject to the terms of this Lock-Up Agreement during the period from the date of this Lock-Up Agreement to and including the 34th day following the expiration of the initial Lock-Up Period, it will give notice thereof to the Company and will not consummate such transaction or take any such action unless it has received written confirmation from the Company that the Lock-Up Period (as may have been extended pursuant to the previous paragraph) has expired.

Notwithstanding the foregoing, (1) the undersigned may transfer the Undersigned’s Shares (i) as a bona fide gift or gifts and (ii) to any trust for the direct or indirect benefit of the undersigned or the immediate family of the undersigned, or (2) if the undersigned is a corporation, company, business trust, association, limited liability company, partnership, limited liability partnership, limited liability limited partnership or other entity (collectively, the “Entities” or, individually, the “Entity”), the undersigned may transfer Shares, shares of Common Stock, Warrants or securities convertible into or exchangeable or exercisable for any shares of Common Stock to any person or Entity which controls, is directly or indirectly controlled by, or is under common control with the undersigned and, if the undersigned is a partnership or limited liability company, it may transfer the Shares, shares of Common Stock, Warrants or securities convertible into or exchangeable or exercisable for any Shares or shares of Common Stock to its partners, former partners or an affiliated partnership (or members, former members or an affiliated limited liability company) managed by the same manager or managing partner (or managing member, as the case may be) or management company, or managed by an entity controlling, controlled by, or under common control with, such manager or managing partner (or managing member) or management company in accordance with partnership (or membership) interests; provided, in each case of transfer pursuant to clause (1) or (2), that (x) such transfer shall not involve a disposition for value, (y) the transferee agrees in writing with the Underwriters to be bound by the terms of this Lock-Up Agreement, and (z) no filing by any party under Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), shall be required or shall be made voluntarily in connection with such transfer. For purposes of this Lock-Up Agreement, “immediate family” shall mean any relationship by blood, marriage or adoption, not more remote than first cousin.

In addition, the foregoing restrictions shall not apply to (i) the exercise of stock options granted pursuant to the Company’s equity incentive plans; provided that it shall apply to any of the Undersigned’s Shares issued upon such exercise, or (ii) the establishment of any contract, instruction or plan (a “Plan”) that satisfies all of the requirements of Rule 10b5-1(c)(1)(i)(B) under the Exchange Act; provided that no sales of the Undersigned’s Shares shall be made pursuant to such a Plan prior to the expiration of the Lock-Up Period (as such may have been extended pursuant to the provisions hereof), and such a Plan may only be established if no public announcement of the establishment or existence thereof and no filing with the Securities and Exchange Commission or other regulatory authority in respect thereof or transactions thereunder or contemplated thereby, by the undersigned, the Company or any other person, shall be required, and no such announcement or filing is made voluntarily, by the undersigned, the Company or any other person, prior to the expiration of the Lock-Up Period (as such may have been extended pursuant to the provisions hereof).

In furtherance of the foregoing, the Company and its transfer agent and registrar are hereby authorized to decline to make any transfer of Shares, shares of Common Stock, or securities convertible into or exchangeable for any Shares, shares of Common Stock if such transfer would constitute a violation or breach of this Lock-Up Agreement.

The undersigned understands that the undersigned shall be released from all obligations under this Lock-Up Agreement if (i) the Company or the Representatives inform the other that it does not intend to proceed with the Offering, (ii) the Registration Statement does not become effective, or if the Underwriting Agreement (other than the provisions thereof which survive termination) shall terminate or be terminated prior to payment for and delivery of the Shares to be sold thereunder, or (iii) the Offering is not completed by August 31, 2014.

The undersigned understands that the Underwriters are entering into the Underwriting Agreement and proceeding with the Offering in reliance upon this Lock-Up Agreement.

This Lock-Up Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

Whether or not the Offering actually occurs depends on a number of factors, including market conditions. Any Offering will only be made pursuant to the Underwriting Agreement, the terms of which are subject to negotiation among the parties thereto.

[Signature Page Follows]

The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this Lock-Up Agreement and that, upon request, the undersigned will execute any additional documents necessary in connection with the enforcement hereof. All authority herein conferred or agreed to be conferred and any obligations of the undersigned shall be binding upon the successors, assigns, heirs or personal representatives of the undersigned.

Very truly yours,

Printed Name of Holder

By:
Signature

Printed Name of Person Signing (and indicate capacity of person signing if signing as custodian, trustee, or on behalf of an entity)

EXHIBIT A-4

Form of Lock-Up Agreement

June 13, 2014

CHARDAN CAPITAL MARKETS, LLC
AEGIS CAPITAL CORP.

SUMMER STREET RESEARCH PARTNERS

c/o Chardan Capital Markets, LLC

17 State Street, Suite 1600
New York, NY 10004

Re:	Medical Transcription Billing, Corp.

Ladies and Gentlemen:

As an inducement to the underwriter (the “Underwriter”) to execute an underwriting agreement (the “Underwriting Agreement”) providing for a public offering (the “Offering”) of shares (the “Shares”) of the common stock, $0.001 par value per share (“Common Stock”) of Medical Transcription Billing, Corp., a corporation organized and existing under the laws of State of Delaware (the “Company”), the undersigned hereby agrees that without, in each case, the prior written consent of Chardan Capital Markets, LLC (“Chardan”) during the period specified in the second succeeding paragraph (the “Lock-Up Period”), the undersigned will not (1) offer, pledge, announce the intention to sell, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, make any short sale or otherwise transfer or dispose of, directly or indirectly, any Shares, shares of Common Stock, or any securities convertible into, exercisable or exchangeable for or that represent the right to receive shares of Common Stock (including, without limitation, shares of Common Stock which may be deemed to be beneficially owned by the undersigned in accordance with the rules and regulations of the Shares and Exchange Commission and securities which may be issued upon exercise of a stock option or warrant) whether now owned or hereafter acquired (the “Undersigned’s Shares”) or (2) enter into any swap or other agreement that transfers, in whole or in part, any of the economic consequences of ownership of the Undersigned’s Shares, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of shares of Common Stock or such other securities, in cash or otherwise. The foregoing restriction is expressly agreed to preclude the undersigned from engaging in any hedging or other transaction which is designed to or which reasonably could be expected to lead to or result in a sale or disposition of the Undersigned’s Shares even if such Undersigned’s Shares would be disposed of by someone other than the undersigned. Such prohibited hedging or other transactions would include, without limitation, any short sale or any purchase, sale or grant of any right (including without limitation any put or call option) with respect to any of the Undersigned’s Shares or with respect to any security that includes, relates to, or derives any significant part of its value from such Undersigned’s Shares.

In addition, the undersigned agrees that, without the prior written consent of Chardan, it will not, during the Lock-Up Period, make any demand for or exercise any right with respect to, the registration of any shares of Common Stock or any security convertible into or exercisable or exchangeable for shares of Common Stock other than as contemplated in the registration statement relating to the Offering.

The initial Lock-Up Period will commence on the date of this Lock-Up Agreement and continue to and include the date 180 days after the date of the final prospectus used to sell Shares in the Offering pursuant to the Underwriting Agreement, provided, however, that if (1) during the last 17 days of the initial Lock-Up Period, the Company releases earnings results or material news or a material event relating to the Company occurs or (2) prior to the expiration of the initial Lock-Up Period, the Company announces that it will release earnings results during the 16-day period beginning on the last day of the initial Lock-Up Period, then in each case the Lock-Up Period will be extended until the expiration of the 18-day period beginning on the date of release of the earnings results or the occurrence of the material news or material event, as applicable, unless Chardan waives, in writing, such extension.

The undersigned hereby acknowledges that the Company will be requested to agree in the Underwriting Agreement to provide written notice to the undersigned of any event that would result in an extension of the Lock-Up Period pursuant to the previous paragraph and agrees that any such notice properly delivered will be deemed to have been given to, and received by, the undersigned. The undersigned further agrees that, prior to engaging in any transaction or taking any other action that is subject to the terms of this Lock-Up Agreement during the period from the date of this Lock-Up Agreement to and including the 34th day following the expiration of the initial Lock-Up Period, it will give notice thereof to the Company and will not consummate such transaction or take any such action unless it has received written confirmation from the Company that the Lock-Up Period (as may have been extended pursuant to the previous paragraph) has expired.

Notwithstanding the foregoing, (1) the undersigned may transfer the Undersigned’s Shares (i) as a bona fide gift or gifts and (ii) to any trust for the direct or indirect benefit of the undersigned or the immediate family of the undersigned, or (2) if the undersigned is a corporation, company, business trust, association, limited liability company, partnership, limited liability partnership, limited liability limited partnership or other entity (collectively, the “Entities” or, individually, the “Entity”), the undersigned may transfer Shares, shares of Common Stock, Warrants or securities convertible into or exchangeable or exercisable for any shares of Common Stock to any person or Entity which controls, is directly or indirectly controlled by, or is under common control with the undersigned and, if the undersigned is a partnership or limited liability company, it may transfer the Shares, shares of Common Stock, Warrants or securities convertible into or exchangeable or exercisable for any Shares or shares of Common Stock to its partners, former partners or an affiliated partnership (or members, former members or an affiliated limited liability company) managed by the same manager or managing partner (or managing member, as the case may be) or management company, or managed by an entity controlling, controlled by, or under common control with, such manager or managing partner (or managing member) or management company in accordance with partnership (or membership) interests; provided, in each case of transfer pursuant to clause (1) or (2), that (x) such transfer shall not involve a disposition for value, (y) the transferee agrees in writing with the Underwriters to be bound by the terms of this Lock-Up Agreement, and (z) no filing by any party under Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), shall be required or shall be made voluntarily in connection with such transfer. For purposes of this Lock-Up Agreement, “immediate family” shall mean any relationship by blood, marriage or adoption, not more remote than first cousin.

In addition, the foregoing restrictions shall not apply to (i) the exercise of stock options granted pursuant to the Company’s equity incentive plans; provided that it shall apply to any of the Undersigned’s Shares issued upon such exercise, or (ii) the establishment of any contract, instruction or plan (a “Plan”) that satisfies all of the requirements of Rule 10b5-1(c)(1)(i)(B) under the Exchange Act; provided that no sales of the Undersigned’s Shares shall be made pursuant to such a Plan prior to the expiration of the Lock-Up Period (as such may have been extended pursuant to the provisions hereof), and such a Plan may only be established if no public announcement of the establishment or existence thereof and no filing with the Securities and Exchange Commission or other regulatory authority in respect thereof or transactions thereunder or contemplated thereby, by the undersigned, the Company or any other person, shall be required, and no such announcement or filing is made voluntarily, by the undersigned, the Company or any other person, prior to the expiration of the Lock-Up Period (as such may have been extended pursuant to the provisions hereof).

In furtherance of the foregoing, the Company and its transfer agent and registrar are hereby authorized to decline to make any transfer of Shares, shares of Common Stock, or securities convertible into or exchangeable for any Shares, shares of Common Stock if such transfer would constitute a violation or breach of this Lock-Up Agreement.

The undersigned understands that the undersigned shall be released from all obligations under this Lock-Up Agreement if (i) the Company or the Representatives inform the other that it does not intend to proceed with the Offering, (ii) the Registration Statement does not become effective, or if the Underwriting Agreement (other than the provisions thereof which survive termination) shall terminate or be terminated prior to payment for and delivery of the Shares to be sold thereunder, (iii) the Offering is not completed by August 31, 2014, or (iv) the closing price of the Shares on the NASDAQ Global Market exceeds 115% of the price at which the Shares are sold in the Offering.

The undersigned understands that the Underwriters are entering into the Underwriting Agreement and proceeding with the Offering in reliance upon this Lock-Up Agreement.

This Lock-Up Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

Whether or not the Offering actually occurs depends on a number of factors, including market conditions. Any Offering will only be made pursuant to the Underwriting Agreement, the terms of which are subject to negotiation among the parties thereto.

[Signature Page Follows]

The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this Lock-Up Agreement and that, upon request, the undersigned will execute any additional documents necessary in connection with the enforcement hereof. All authority herein conferred or agreed to be conferred and any obligations of the undersigned shall be binding upon the successors, assigns, heirs or personal representatives of the undersigned.

Very truly yours,

Printed Name of Holder

By:
Signature

Printed Name of Person Signing (and indicate capacity of person signing if signing as custodian, trustee, or on behalf of an entity)

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